                                 SMITH BARNEY
                                 PREMIUM TOTAL
                                  RETURN FUND

            CLASSIC SERIES  |  SEMI-ANNUAL REPORT  |  JUNE 30, 2001



                              [LOGO] Smith Barney
                                     Mutual Funds
                Your Serious Money. Professionally Managed./SM/

        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

[PHOTO]
                             ROSS S. MARGOLIES
                             PORTFOLIO MANAGER

   [GRAPHIC] Classic Series

 Semi-Annual Report . June 30, 2001

 SMITH BARNEY
 PREMIUM TOTAL RETURN FUND


      ROSS S. MARGOLIES

      Ross S. Margolies has more than 20 years of securities business experience.

      Education: BA in Economics from John Hopkins University; MBA in Finance from New York University

      FUND OBJECTIVE

      The Fund seeks to provide a competitive stream of income and to capture growth opportunities while attempting to limit downside risks.

      FUND FACTS

      FUND INCEPTION
            -----------------
      September 16, 1985

      MANAGER'S INVESTMENT
      INDUSTRY EXPERIENCE
            -----------------
      20 Years

      MANAGER TENURE
            -----------------
      2 Years

                    CLASS A CLASS B CLASS L CLASS O
----------------------------------------------------
NASDAQ               SOPAX   SOPTX   SBPLX   SPTCX
----------------------------------------------------
INCEPTION           11/6/92 9/16/85 6/15/98 6/1/93
----------------------------------------------------






Average Annual Total Returns as of June 30, 2001


                      Without Sales Charges/(1)/
                    Class A Class B Class L Class O
---------------------------------------------------
Six-Months+           0.62%   0.40%   0.26%   0.36%
---------------------------------------------------
One-Year              0.60    0.06   (0.22)   0.03
---------------------------------------------------
Five-Year            10.83   10.27     N/A   10.31
---------------------------------------------------
Ten-Year               N/A   11.95     N/A     N/A
---------------------------------------------------
Since Inception++    11.94   12.11    3.53   11.31
---------------------------------------------------

                          With Sales Charges/(2)/
                    Class A  Class B  Class L  Class O
-----------------------------------------------------
Six-Months+          (4.40)%  (4.42)%  (1.68)%  (0.61)%
-------------------------------------------------------
One-Year             (4.41)   (4.30)   (2.08)   (0.84)
-------------------------------------------------------
Five-Year             9.70    10.15      N/A    10.31
-------------------------------------------------------
Ten-Year               N/A    11.95      N/A      N/A
-------------------------------------------------------
Since Inception++    11.28    12.11     3.19    11.31
-------------------------------------------------------
/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L and O shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L and O shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ Inception dates for Class A, B, L and O shares are November 6, 1992,
   September 16, 1985, June 15, 1998 and June 1, 1993, respectively.


What's Inside
Your Investment in the Smith Barney Premium Total Return Fund.................1
Letter to Our Shareholders....................................................2
Fund at a Glance..............................................................5
Historical Performance........................................................6
Growth of $10,000.............................................................9
Schedule of Investments......................................................10
Statement of Assets and Liabilities..........................................24
Statement of Operations......................................................25
Statements of Changes in Net Assets..........................................26
Notes to Financial Statements................................................27
Financial Highlights.........................................................33

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./SM/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

                  YOUR INVESTMENT IN THE SMITH BARNEY PREMIUM
                               TOTAL RETURN FUND

[GRAPHIC] Income and Broad Market Participation with Some Downside Protection
          Manager Ross S. Margolies and his team seek to uncover tomorrow's growth and income opportunities.
[GRAPHIC] Diversification Matters
          Because the best performing asset class can change from year to year, we believe investing across asset classes makes sense. Your investment in the Fund offers you a convenient way to participate in different asset classes. This combination may potentially help reduce overall risk to your portfolio. Keep in mind, diversification does not assure against market loss.
[GRAPHIC] An Asset Allocation Model
          Ross S. Margolies uses an asset allocation model which includes a combination of equity securities, fixed income securities with a participation in index futures, options and cash.* The strategic combination of these three elements looks to provide current income while maintaining the potential to provide most of the stock market's long-term appreciation, yet more downside protection than the market as a whole.
          Please note that the Fund's asset allocation is subject to change.
[GRAPHIC] A Commitment to Managing Your Serious Money
          Citigroup Asset Management, the investment management division of Citigroup, is comprised of Smith
          Barney Asset Management, Salomon Brothers Asset Management and Citibank Global Asset
          Management, organizations with powerful investment capabilities.

          Citigroup Asset Management, as a member of one of the largest financial services providers in the world, offers you the benefits of our unparalleled global capabilities.

          At Citigroup Asset Management, you gain access to portfolio management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.

* Please note that the Fund's asset allocation is subject to change. Futures (forward contracts traded on an established exchange) and options (contracts that represent the right to buy and sell an underlying asset by a specified time for a specified price) are also known as derivative contracts. A derivative is commonly defined as a financial instrument whose value is "derived" from, or based on, an underlying security, asset or index. Derivatives are subject to the same fundamental relationship between risk and potential return as are all investments. The higher the risk of a derivative, the greater its potential return. The lower the risk of the derivative, the lower its potential return. The Premium Total Return Fund may, but not need to, use derivative contracts, such as futures and options on securities, securities indices, options on futures, and swaps in order to hedge against the impact of adverse changes in the market value of portfolio securities because of changes in stock market prices or interest rates, as a substitute for buying and selling securities, and to increase the Fund's total return. Please note that even a small investment in derivative contracts can disproportionately increase losses and reduce opportunities for gains when stock prices and interest rates are changing. Moreover, the Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. The use of derivatives can also make the Fund less liquid and harder to value, especially in declining markets. Principal value and investment returns will fluctuate and investors' shares, when redeemed, may be worth more or less than their original cost.


1 Smith Barney Premium Total Return Fund  | 2001 Semi-Annual Report to
                                 Shareholders

Dear Shareholder,

We are pleased to present the semi-annual report for the Smith Barney Premium Total Return Fund ("Fund") for the period ended June 30, 2001. In this report, we discuss stock market conditions and review our investment strategy during the reporting period. A more detailed summary of performance and current holdings can be found in the sections that follow. We hope you find this report to be informative and useful.

Performance Update
For the six months ended June 30, 2001, the Fund's Class A shares, without sales charges, returned 0.62%. In comparison, the Standard and Poor's 500 Index ("S&P 500")/1/ returned negative 6.69% for the same period. Past performance is not indicative of future results.

Investment Strategy
The Fund's goal is to provide a competitive stream of income and to capture growth opportunities while attempting to limit downside risks. (Of course no guarantees can be made that our goal will be met.)

At the same time, because the Fund seeks to limit its risk to be less than the overall stock market, the manager believes its annual volatility (i.e., a measure of risk) should be substantially lower than that of the S&P 500. (Again, no assurances can be made that the Fund will in fact have lower volatility than the S&P 500.)

Over shorter periods of time such as one year, our objective is to have the Fund post a total return (including dividends) of more than 75% of the S&P 500 during rising markets and participate in less than 75% of the stock market's decline during down years.

                OUR CORE INVESTMENT STYLE IS CENTERED ON A "BOTTOM-UP"/2/ STOCK PRICING STRATEGY. WE FOCUS ON THOROUGHLY UNDERSTANDING A COMPANY'S BUSINESS, ITS STRATEGY, COMPETITIVE POSITION AND
                                   INDUSTRY.

We also seek to determine whether a particular management is credible and the right team is in place to lead the company under consideration. Moreover, we carefully analyze the numbers to create a framework to ascertain a stock's valuation and risk. These and other factors are then weighed before we make a final judgement. If all of these factors lead us to conclude that the risk and reward trade-off of a particular security is favorable, we will then invest.

The Fund's portfolio is designed to meet a strict set of investment objectives. We use tools such as diversification, position weighting and asset allocation to determine exactly how much of each security to own in the portfolio. For instance, in the Fund, not only do our best ideas get higher weightings, our higher risk ideas get lower weightings. We also try to make sure that the Fund's portfolio has some exposure to important and growing parts of the economy.


--------
1 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
2 Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.


2 Smith Barney Premium Total Return Fund | 2001 Semi-Annual Report to
                                 Shareholders

                THE FUND SEEKS TO PROVIDE A COMPETITIVE STREAM OF INCOME AND TO CAPTURE GROWTH OPPORTUNITIES WHILE ATTEMPTING TO LIMIT DOWNSIDE RISKS. THE WAY WE SEEK TO ACCOMPLISH THIS STRATEGY IS TO COMBINE EQUITIES (I.E., STOCKS AND CONVERTIBLES)/3/ WITH BONDS AND STOCK MARKET INDEX EXPOSURE (I.E., S&P INDEX FUTURES AND
                                 OPTIONS)./4/

The bond portion of the portfolio provides most of the income while the stock portion should provide long-term appreciation potential based on "bottom up" stock selection process. In our view, the index exposure positions the Fund to participate with the stock market, in both directions, even if our equity investment approach is temporarily out of favor. While value strategies may be viable over the long term, both pure value/5/ and pure growth/6/ strategies are susceptible to significant periods of being out of favor with the market. We believe that our blend approach to stock holdings and index portions of the Fund's portfolio maintains some stock market participation under most conditions. In addition to our core investment strategy that seeks low volatility, we regularly buy some puts on the stock market as an added hedge against downside risk.

Market Commentary and Portfolio Update
The stock market showed evidence of a split personality during the first half of 2001. January and April had strong rallies driven by aggressive interest-rate cutting by the U.S. Federal Reserve Board ("Fed") which tried to recapture the go-go spirit of 1999 and early 2000. These bursts of enthusiasm were short-lived, however, and the market finished the half substantially lower than where it started. The S&P 500 Index fell 6.69%, and the NASDAQ/7/ lost 12.4%. Despite the Fed's efforts, a weakening U.S. economy continued to hurt corporate profits, particularly for technology and other growth-oriented companies. The stock market continued to exhibit a value bias, in place since March 2000, as evidenced by strong performances from basic industrial and consumer cyclical stocks. But more importantly, market psychology continued to place more importance on company fundamentals than exciting sector themes or momentum-chasing portfolio strategies. Aside from brief trading rebounds in January and April, investors continued to shun dot-coms and other highly speculative issues whose prices could not be justified via traditional fundamental analysis. The "lost art" of fundamental investing seems to have been rediscovered in 2000, and continues to be practiced thus far in 2001.

--------
3 Convertibles are corporate securities (usually preferred shares or bonds) that are exchangeable for a set of another form (usually common shares) at a prestated price.
4 A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date. An option is to buy or sell property that is granted in exchange for an agreed upon sum.
5 Value stocks are shares that are considered to be inexpensive relative to their asset values or earning power.
6 Growth stocks are shares of companies believed to exhibit the potential for faster-than-average growth within their industries.
7 The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.


3 Smith Barney Premium Total Return Fund | 2001 Semi-Annual Report to
                                 Shareholders

During the first half, the Premium Total Return Fund returned 0.62% versus a negative 6.69% for the S&P 500 Index. Stock selection in the equity portion of the portfolio contributed much of this outperformance, with solid returns in a variety of industries including consumer cyclicals and staples, energy, healthcare and financials. Similar to most of last year, 2001 has been a stockpicker's market; in which choosing the right company based on its fundamentals has made money even in the weakest market sectors such as technology and consumer staples. Top individual stock contributors included Hormel Foods (1.6% of net Fund assets at June 30), retailers Federated Department Stores and Staples (2.2% and 1.5% respectively), oil refiner Tosco Corp. (no longer held at June 30), aluminum maker Alcoa (1.2%) and hospital chain HCA Inc. (2.7%). As usual, key individual stock contributors to performance came from a variety of industries, the result of our diversified approach of searching for good ideas in varied industries. Top contributors also represented a mix of growth and value ideas, reflective of our blended strategy.

Going forward, we are not expecting significant improvement in the U.S. economy until 2002. We continue to believe the market will remain in a broad trading range until enough time passes to absorb the excesses that the Internet bubble caused for our economy. While both fiscal and monetary policy are currently stimulative, corporate earnings are deteriorating and costs are being cut (remember that each company's cost savings cuts into its suppliers' revenues). Negative company fundamentals are being offset by the positive developing macroeconomic environment, which is leading the market to make little progress in either direction.

At this time we are still underweighted in technology due to weak current fundamentals, but have begun to add selectively to positions on price dips to begin accumulating core positions. As an alternative to technology stocks, we continue to overweight telecommunications services (and have recently added to positions). This sector led the technology spending boom of the past few years, and should be the fastest growing buyer of technology despite recent turmoil in the group. Therefore, we believe that technology companies will not experience sustainable improvement in their fundamentals or stock prices until their key telecom customers do. In addition, we expect telecom service companies to capture the benefit of lower-cost technology purchases. We also believe that recent efforts of telecom issuers to repurchase their high-yield bonds and take advantage of current low prices is the beginning of a sustainable trend and will produce significant appreciation in the remaining bonds. We hope to take advantage of this in multiple parts of the Premium Total Return portfolio. We have also started to add back to the energy stocks that we sold earlier in the year. The long-term fundamentals for many of the companies in this sector remain positive despite a negative near term outlook.

Our overall portfolio strategy remains unchanged even though our sector weightings shift each year. Our positions tend to be diversified across a variety of industries. We continue to emphasize this "idea diversification", which has helped to dampen performance volatility as well as contribute to long-term outperformance versus benchmark and peers. Whether our style is in favor, such as during the last 5 quarters, or out of favor such as in 1999, you should expect the Fund to continue to apply its investment strategy consistently in the future. It is our philosophy that growth in recurring sales, cash flow and earnings drives stock prices up over time. Our approach is to invest in those companies that have these characteristics, and believe that when we are successful at finding these companies the Fund can generate attractive long term performance regardless of the investment flavor of the moment.

Thank you for your investment in the Smith Barney Premium Total Return Fund.

Sincerely,

/s/ Heath B. McLendon            /s/ Ross S. Margolies
Heath McLendon                   Ross S. Margolies
Chairman                         Investment Officer

August 17, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio. Please refer to pages 10 through 22 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings is as of June 30, 2001 and is subject to change.


4 Smith Barney Premium Total Return Fund | 2001 Semi-Annual Report to
                                 Shareholders

        Smith Barney Premium Total Return Fund at a Glance (unaudited)


 Top Ten Holdings*+


 1. Safeway Inc................................................ 2.7%
 2. HCA - The Healthcare Co.................................... 2.7
 3. Costco Wholesale Corp...................................... 2.3
 4. Federated Department Stores, Inc........................... 2.2
 5. Verizon Communications Inc................................. 1.8
 6. The Bank of New York Co., Inc.............................. 1.7
 7. Hormel Foods Corp.......................................... 1.6
 8. FleetBoston Financial Corp................................. 1.5
 9. The News Corp. Ltd., ADR................................... 1.5
10. Staples, Inc............................................... 1.5





                           Sector Diversification*++

                     [BAR GRAPH]

                     Basic Industries                 2.6%
                     Communications                  14.6%
                     Consumer Cyclicals              10.3%
                     Consumer Non-Cyclicals          12.4%
                     Energy                           3.3%
                     Financials                      12.4%
                     Healthcare                      14.5%
                     Real Estate Investment Trust    14.2%
                     Technology                      14.8%
                     Utilities                        0.7%
                     Other                            0.2%


                            Investment Breakdown*@

                      [PIE CHART]

                      Preferred Stock                0.4%
                      Convertible Bonds              8.8%
                      Corporate Bonds               30.5%
                      Purchased Options              0.7%
                      Repurchase Agreement           1.1%
                      Common Stock                  44.4%
                      Asset-Backed Securities        9.7%
                      Convertible Preferred Stock    4.4%



* All information is as of June 30, 2001. Please note that holdings are subject to change.
+  As a percentage of total investments excluding short-term securities.
++ As a percentage of total equity (including common stock, preferred stock and convertible stock and bonds).
@  As a percentage of total investments.


5 Smith Barney Premium Total Return Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Historical Performance -- Class A Shares



                                     Net Asset Value
                                   -------------------
                                   Beginning    End     Income   Capital Gain    Return      Total
Period Ended                       of Period of Period Dividends Distributions of Capital  Returns/(1)/
--------------------------------------------------------------------------------------------------------
6/30/01                             $16.19    $15.62     $0.39      $ 0.28       $0.00        0.62%+
-------------------------------------------------------------------------------------------------------
12/31/00                             18.07     16.19      0.77        2.23        0.00        6.48
-------------------------------------------------------------------------------------------------------
12/31/99                             21.38     18.07      0.49        3.86        0.00        5.37
-------------------------------------------------------------------------------------------------------
12/31/98                             22.19     21.38      0.25        1.89        0.00        6.20
-------------------------------------------------------------------------------------------------------
12/31/97                             19.14     22.19      0.38        1.25        0.00       25.19
-------------------------------------------------------------------------------------------------------
12/31/96++                           17.40     19.14      0.16        0.47        0.00       13.80+
-------------------------------------------------------------------------------------------------------
7/31/96                              16.33     17.40      0.37        0.91        0.00       14.76
-------------------------------------------------------------------------------------------------------
7/31/95                              15.69     16.33      0.43        0.14        0.71       12.92
-------------------------------------------------------------------------------------------------------
7/31/94                              15.65     15.69      0.55        0.52        0.21        8.65
-------------------------------------------------------------------------------------------------------
Inception** -- 7/31/93               15.15     15.65      0.20        0.49        0.33       10.31+
-------------------------------------------------------------------------------------------------------
  Total                                                  $3.99      $12.04       $1.25
-------------------------------------------------------------------------------------------------------

 Historical Performance -- Class B Shares

                                     Net Asset Value
                                   -------------------
                                   Beginning    End     Income   Capital Gain    Return      Total
Period Ended                       of Period of Period Dividends Distributions of Capital  Returns/(1)/
--------------------------------------------------------------------------------------------------------
6/30/01                             $16.05    $15.49     $0.34      $ 0.28       $0.00        0.40%+
-------------------------------------------------------------------------------------------------------
12/31/00                             17.94     16.05      0.67        2.23        0.00        5.87
-------------------------------------------------------------------------------------------------------
12/31/99                             21.26     17.94      0.39        3.86        0.00        4.85
-------------------------------------------------------------------------------------------------------
12/31/98                             22.17     21.26      0.23        1.89        0.00        5.64
-------------------------------------------------------------------------------------------------------
12/31/97                             19.14     22.17      0.29        1.25        0.00       24.55
-------------------------------------------------------------------------------------------------------
12/31/96++                           17.40     19.14      0.12        0.47        0.00       13.57+
-------------------------------------------------------------------------------------------------------
7/31/96                              16.33     17.40      0.29        0.91        0.00       14.21
-------------------------------------------------------------------------------------------------------
7/31/95                              15.69     16.33      0.34        0.14        0.72       12.36
-------------------------------------------------------------------------------------------------------
7/31/94                              15.65     15.69      0.49        0.52        0.20        8.12
-------------------------------------------------------------------------------------------------------
7/31/93                              15.21     15.65      0.19        0.63        0.44       11.68
-------------------------------------------------------------------------------------------------------
7/31/92                              14.26     15.21      0.22        0.00        0.98       15.68
-------------------------------------------------------------------------------------------------------
7/31/91                              13.30     14.26      0.24        0.00        0.96       17.53
-------------------------------------------------------------------------------------------------------
  Total                                                  $3.81      $12.18       $3.30
-------------------------------------------------------------------------------------------------------


6 Smith Barney Premium Total Return Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Historical Performance -- Class L Shares



                          Net Asset Value
                        -------------------
                        Beginning    End     Income   Capital Gain    Return      Total
Period Ended            of Period of Period Dividends Distributions of Capital  Returns/(1)/
---------------------------------------------------------------------------------------------
6/30/01                  $16.08    $15.52     $0.32       $0.28       $0.00        0.26%+
--------------------------------------------------------------------------------------------
12/31/00                  17.97     16.08      0.62        2.23        0.00        5.58
--------------------------------------------------------------------------------------------
12/31/99                  21.29     17.97      0.34        3.86        0.00        4.60
--------------------------------------------------------------------------------------------
Inception** -- 12/31/98   23.06     21.29      0.00        1.82        0.00*       0.36+
--------------------------------------------------------------------------------------------
 Total                                        $1.28       $8.19       $0.00
--------------------------------------------------------------------------------------------

 Historical Performance -- Class O Shares

                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain    Return      Total
Period Ended           of Period of Period Dividends Distributions of Capital  Returns/(1)/
--------------------------------------------------------------------------------------------
6/30/01                 $16.07    $15.50     $0.35      $ 0.28       $0.00        0.36%+
-------------------------------------------------------------------------------------------
12/31/00                 17.95     16.07      0.68        2.23        0.00        5.97
-------------------------------------------------------------------------------------------
12/31/99                 21.28     17.95      0.40        3.86        0.00        4.83
-------------------------------------------------------------------------------------------
12/31/98                 22.18     21.28      0.23        1.89        0.00        5.69
-------------------------------------------------------------------------------------------
12/31/97                 19.15     22.18      0.30        1.25        0.00       24.60
-------------------------------------------------------------------------------------------
12/31/96++               17.41     19.15      0.12        0.47        0.00       13.58+
-------------------------------------------------------------------------------------------
7/31/96                  16.33     17.41      0.29        0.91        0.00       14.30
-------------------------------------------------------------------------------------------
7/31/95                  15.69     16.33      0.35        0.14        0.71       12.36
-------------------------------------------------------------------------------------------
7/31/94                  15.65     15.69      0.49        0.52        0.20        8.12
-------------------------------------------------------------------------------------------
Inception** -- 7/31/93   15.45     15.65      0.04        0.09        0.07        2.60+
-------------------------------------------------------------------------------------------
 Total                                       $3.25      $11.64       $0.98
-------------------------------------------------------------------------------------------

 Historical Performance -- Class Y Shares

                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain    Return      Total
Period Ended           of Period of Period Dividends Distributions of Capital  Returns/(1)/
--------------------------------------------------------------------------------------------
6/30/01                 $16.36    $15.78     $0.42      $ 0.28       $0.00        0.75%+
-------------------------------------------------------------------------------------------
12/31/00                 18.22     16.36      0.81        2.23        0.00        6.81
-------------------------------------------------------------------------------------------
12/31/99                 21.49     18.22      0.53        3.86        0.00        5.72
-------------------------------------------------------------------------------------------
12/31/98                 22.24     21.49      0.27        1.89        0.00        6.56
-------------------------------------------------------------------------------------------
12/31/97                 19.17     22.24      0.44        1.25        0.00       25.61
-------------------------------------------------------------------------------------------
12/31/96++               17.42     19.17      0.18        0.47        0.00       13.95+
-------------------------------------------------------------------------------------------
Inception** -- 7/31/96   17.57     17.42      0.21        0.46        0.00        2.93+
-------------------------------------------------------------------------------------------
 Total                                       $2.86      $10.44       $0.00
-------------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends quarterly and capital gains, if any, annually.


7 Smith Barney Premium Total Return Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Average Annual Total Returns


                                         Without Sales Charges/(1)/
                                   ---------------------------------------
                                   Class A Class B Class L Class O Class Y
---------------------------------------------------------------------------
Six Months Ended 6/30/01+            0.62%   0.40%   0.26%   0.36%   0.75%
--------------------------------------------------------------------------
Year Ended 6/30/01                   0.60    0.06   (0.22)   0.03    0.86
--------------------------------------------------------------------------
Five Years Ended 6/30/01            10.83   10.27     N/A   10.31   11.20
--------------------------------------------------------------------------
Ten Years Ended 6/30/01               N/A   11.95     N/A     N/A     N/A
--------------------------------------------------------------------------
Inception** through 6/30/01         11.94   12.11    3.53   11.31   11.35
--------------------------------------------------------------------------

                                             With Sales Charges/(2)/
                                   -------------------------------------------
                                   Class A  Class B  Class L  Class O  Class Y
-------------------------------------------------------------------------------
Six Months Ended 6/30/01+           (4.40)%  (4.42)%  (1.68)%  (0.61)%   0.75%
------------------------------------------------------------------------------
Year Ended 6/30/01                  (4.41)   (4.30)   (2.08)   (0.84)    0.86
------------------------------------------------------------------------------
Five Years Ended 6/30/01             9.70    10.15      N/A    10.31    11.20
------------------------------------------------------------------------------
Ten Years Ended 6/30/01               N/A    11.95      N/A      N/A      N/A
------------------------------------------------------------------------------
Inception** through 6/30/01         11.28    12.11     3.19    11.31    11.35
------------------------------------------------------------------------------

 Cumulative Total Returns

                                             Without Sales Charges/(1)/
------------------------------------------------------------------------
Class A (Inception** through 6/30/01)                 165.26%
-----------------------------------------------------------------------
Class B (6/30/91 through 6/30/01)                     209.10
-----------------------------------------------------------------------
Class L (Inception** through 6/30/01)                  11.12
-----------------------------------------------------------------------
Class 0 (Inception** through 6/30/01)                 137.59
-----------------------------------------------------------------------
Class Y (Inception** through 6/30/01)                  78.61
-----------------------------------------------------------------------

(1) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L and O shares.
(2) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC occurs. Class L and O shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 *  Amount represents less than $0.01 per share.
 ++ For the period from August 1, 1996 to December 31, 1996, which reflects a change in the fiscal year end of the Fund.
 + Total return is not annualized, as it may not be representative of the total return for the year.
** Inception dates for Class A, B, L, O and Y shares are November 6, 1992, September 16, 1985, June 15, 1998, June 1, 1993 and February 7, 1996,
    respectively.


8 Smith Barney Premium Total Return Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Historical Performance (unaudited)



Growth of $10,000 Invested in Class B Shares of the
Smith Barney Premium Total Return Fund vs. Standard & Poor's 500 Index+

--------------------------------------------------------------------------------
                            June 1991 -- June 2001



      [LINE GRAPH]
                         Smith Barney
                  Premium Total Return Fund   Standard & Poor's 500 Index
      Jun 1991              10,000                       10,000
      Dec 1991              11,181                       13,040
      Dec 1992              12,589                       14,033
      Dec 1993              13,997                       15,444
      Dec 1994              14,406                       15,647
      Dec 1995              17,552                       21,520
      Dec 1996              21,078                       24,805
      Dec 1997              26,253                       33,080
      Dec 1998              27,733                       42,586
      Dec 1999              29,079                       51,544
      Dec 2000              30,786                       46,852
      Jun 2001              30,910                       43,717




+Hypothetical illustration of $10,000 invested in Class B shares on June 30, 1991, assuming reinvestment of dividends and capital gains, if any, at net asset value through June 30, 2001, compared to the Standard & Poor's 500 Index. The index is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


9 Smith Barney Premium Total Return Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited)                              June 30, 2001



  SHARES                          SECURITY                            VALUE
 -------------------------------------------------------------------------------
 COMMON STOCK -- 44.4%
 Advertising -- 0.0%
     5,734 Catalina Marketing Corp. (a)                            $    174,944
 ------------------------------------------------------------------------------
 Basic Industries -- 1.5%
   603,941 Alcoa Inc.                                                23,795,275
     8,060 The Dow Chemical Co.                                         267,995
     4,920 International Paper Co.                                      175,644
     7,921 Lancaster Colony Corp.                                       261,235
   400,000 PolyOne Corp.                                              4,164,000
     8,458 Reliance Steel & Aluminum Co.                                213,565
     6,980 The Shaw Group Inc. (a)                                      279,898
    14,958 The Timken Co.                                               253,389
     8,525 UPM-Kymmene Oyj                                              240,975
    10,190 Watts Industries, Inc., Class A Shares                       172,720
 ------------------------------------------------------------------------------
                                                                     29,824,696
 ------------------------------------------------------------------------------
 Capital Goods -- 0.1%
    14,702 D.R. Horton, Inc.                                            333,734
    10,575 Kaydon Corp.                                                 271,249
     3,364 Mettler-Toledo International Inc. (a)                        145,493
    11,136 United Technologies Corp.                                    815,823
 ------------------------------------------------------------------------------
                                                                      1,566,299
 ------------------------------------------------------------------------------
 Communications -- 6.5%
    25,000 American Tower Corp., Class A Shares                         516,750
 1,250,000 AT&T Corp.                                                27,500,000
    12,102 BellSouth Corp.                                              487,348
    60,000 Celeritek, Inc. (a)                                          897,000
   500,000 Dobson Communications Corp., Class A Shares (a)            8,525,000
   160,000 General Motors Corp., Class H Shares (a)                   3,240,000
 4,500,000 Genuity Inc. (a)                                          14,040,000
 1,250,000 NTL Inc. (a)                                              15,062,500
   150,000 Rogers Wireless Communications Inc., Class B Shares (a)    2,590,500
   178,809 SBC Communications Inc.                                    7,163,089
 1,413,953 UnitedGlobalCom, Inc., Class A Shares (a)                 12,230,693
   650,000 Verizon Communications Inc. (b)                           34,775,000
     3,008 Western Wireless Corp., Class A Shares (a)                   129,344
     2,059 Williams Communications Group, Inc. (a)                        6,074
 ------------------------------------------------------------------------------
                                                                    127,163,298
 ------------------------------------------------------------------------------
 Consumer Cyclicals -- 6.0%
     3,623 Cost Plus, Inc. (a)                                          108,690
 1,100,000 Costco Wholesale Corp. (a)(b)                             45,188,000
   997,500 Federated Department Stores, Inc. (a)(b)                  42,393,750
 1,750,000 Staples, Inc. (a)                                         27,982,500
     7,037 Superior Industries International, Inc.                      269,517
     4,768 The Timberland Co., Class A Shares (a)                       188,384
     8,690 Tropical Sportswear International Corp. (a)                  180,839
    22,571 Wolverine World Wide, Inc.                                   403,344
 ------------------------------------------------------------------------------
                                                                    116,715,024
 ------------------------------------------------------------------------------

                      See Notes to Financial Statements.


10 Smith Barney Premium Total Return Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited) (continued)                  June 30, 2001



   SHARES                        SECURITY                          VALUE
  ----------------------------------------------------------------------------
  Consumer Non-Cyclicals -- 6.7%
     11,883 Aztar Corp. (a)                                    $      143,784
    483,400 ConAgra Foods, Inc.                                     9,576,154
     16,241 The Gillette Co.                                          470,827
  1,250,000 Hormel Foods Corp.                                     30,425,000
     15,028 Kimberly-Clark Corp.                                      840,065
      2,787 The McGraw-Hill Co., Inc.                                 184,360
    900,000 The News Corp. Ltd., ADR                               29,160,000
      3,427 PepsiCo, Inc.                                             151,473
    540,000 PRIMEDIA Inc. (a)                                       3,666,600
  1,094,000 Safeway Inc. (a)(b)                                    52,512,000
    270,000 Sinclair Broadcast Group, Inc., Class A Shares (a)      2,781,000
     50,000 Young Broadcasting Inc., Class A Shares (a)             1,679,000
  ---------------------------------------------------------------------------
                                                                  131,590,263
  ---------------------------------------------------------------------------
  Energy -- 0.2%
      6,686 Atwood Oceanics, Inc. (a)                                 234,679
      4,524 Cleco Corp.                                               102,921
     12,521 Conoco Inc., Class A Shares                               353,092
      2,065 Exelon Corp.                                              132,408
      7,851 Exxon Mobile Corp.                                        685,785
      4,440 Hanover Compressor Co. (a)                                146,920
      3,770 Precision Drilling Corp. (a)                              117,775
     11,612 Rowan Co., Inc. (a)                                       256,625
     31,250 SEACOR SMIT Inc. (a)                                    1,460,625
      6,306 Tidewater Inc.                                            237,736
  ---------------------------------------------------------------------------
                                                                    3,728,566
  ---------------------------------------------------------------------------
  Financials -- 6.6%
      2,011 Affiliated Managers Group, Inc. (a)                       123,677
      3,538 American National Insurance Co.                           264,466
      7,509 Bank of America Corp.                                     450,765
    700,000 The Bank of New York Co., Inc.                         33,600,000
      6,616 Banknorth Group, Inc.                                     149,852
      1,361 The Chubb Corp.                                           105,382
      4,894 Cullen/Frost Bankers, Inc.                                165,662
      4,993 Fannie Mae                                                425,154
    750,000 FleetBoston Financial Corp. (b)                        29,587,500
    300,000 Freddie Mac                                            21,000,000
    150,000 Golden State Bancorp Inc.                               4,620,000
     12,305 Harleysville Group Inc.                                   366,074
      1,711 The Hartford Financial Services Group, Inc.               117,032
      5,664 J.P. Morgan Chase & Co.                                   252,614
      1,141 Marsh & McLennan Cos., Inc.                               115,240
     11,296 Mellon Financial Corp.                                    519,616
      7,961 Merrill Lynch & Co., Inc.                                 471,689
    300,000 North Fork Bancorporation, Inc.                         9,300,000
     22,582 Presidential Life Corp.                                   505,837
      3,966 SEI Investments Co.                                       187,988
      3,230 StanCorp Financial Group, Inc.                            153,070
     89,544 United Overseas Bank Ltd.                                 565,192

                      See Notes to Financial Statements.


11 Smith Barney Premium Total Return Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited) (continued)                  June 30, 2001




  SHARES                          SECURITY                            VALUE
 -------------------------------------------------------------------------------
 Financials -- 6.6% (continued)
   700,000 Washington Mutual, Inc.                                $  26,285,000
     3,267 Westamerica Bancorporation                                   128,230
 ------------------------------------------------------------------------------
                                                                    129,460,040
 ------------------------------------------------------------------------------
 Healthcare -- 6.3%
    75,000 Abbott Laboratories                                        3,600,750
    14,500 Aviron (a)                                                   826,500
   156,000 Baxter International Inc.                                  7,644,000
    20,000 Biomet, Inc.                                                 961,200
     3,128 Gilead Sciences, Inc. (a)                                    182,018
 1,150,400 HCA Inc.                                                  51,986,576
   103,000 Health Management Associates, Inc., Class A Shares (a)     2,167,120
    35,625 Invitrogen Corp. (a)                                       2,557,875
     9,924 Johnson & Johnson                                            496,200
   110,000 Ligand Pharmaceuticals Inc., Class B Shares (a)            1,243,000
       586 Medarex, Inc. (a)                                             13,770
     1,508 Medicis Pharmaceutical Corp., Class A Shares (a)              79,924
     2,933 Millenium Pharmaceuticals, Inc. (a)                          104,356
    40,000 Millipore Corp.                                            2,479,200
    10,200 Novartis AG (a)                                              369,159
   415,000 Novartis AG, ADR                                          15,002,250
   520,000 Nycomed Amersham PLC                                       3,766,341
   118,000 Nycomed Amersham PLC, ADR                                  4,307,000
   153,855 Pfizer Inc.                                                6,161,893
    78,600 PRAECIS Pharmaceuticals Inc. (a)                           1,292,184
    30,000 Province Healthcare Co. (a)                                1,058,700
     3,073 Shire Pharmaceuticals Group PLC, ADR (a)                     170,552
   126,400 St. Jude Medical, Inc.                                     7,584,000
   100,200 Teva Pharmaceutical Industries Ltd., ADR                   6,242,460
    40,000 The TriZetto Group, Inc. (a)                                 370,000
    64,800 Universal Health Services, Inc., Class B Shares (a)        2,948,400
 ------------------------------------------------------------------------------
                                                                    123,615,428
 ------------------------------------------------------------------------------
 Real Estate Investment Trust -- 6.5%
   103,000 Alexandria Real Estate Equities, Inc.                      4,099,400
   240,000 AMB Property Corp.                                         6,182,400
   195,000 Apartment Investment & Management Co., Class A Shares      9,399,000
   345,000 Archstone Communities Trust                                8,894,100
   155,000 Avalonbay Communities, Inc.                                7,246,250
    64,200 Boston Properties, Inc.                                    2,625,780
   175,000 BRE Properties, Inc., Class A Shares                       5,302,500
   190,000 CarrAmerica Realty Corp.                                   5,795,000
    70,000 Charles E. Smith Residential Realty, Inc.                  3,510,500
   151,500 Cousins Properties, Inc.                                   4,067,775
    25,000 Developers Diversified Realty Corp.                          459,500
   365,000 Equity Office Properties Trust                            11,544,950
   110,000 Equity Residential Properties Trust                        6,220,500
   120,000 Highwoods Properties, Inc.                                 3,198,000
   105,000 Kimco Realty Corp.                                         4,971,750
   110,000 Pan Pacific Retail Properties, Inc.                        2,860,000
    80,000 Post Properties, Inc.                                      3,028,000
   340,000 ProLogis Trust                                             7,724,800

                      See Notes to Financial Statements.


12 Smith Barney Premium Total Return Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited) (continued)                  June 30, 2001



       SHARES                    SECURITY                       VALUE
       -------------------------------------------------------------------
       Real Estate Investment Trust -- 6.5% (continued)
       160,000 PS Business Parks, Inc., Class A Shares       $  4,480,000
       185,000 Public Storage, Inc.                             5,485,250
       165,000 Reckson Associates Realty Corp.                  3,795,000
       180,000 Regency Centers Corp.                            4,572,000
       100,000 Simon Property Group, Inc.                       2,997,000
       125,000 Spieker Properties, Inc. (c)                     7,493,750
       ------------------------------------------------------------------
                                                              125,953,205
       ------------------------------------------------------------------
       Technology -- 4.0%
        10,372 Activision, Inc. (a)                               407,101
        60,000 ADC Telecommunications, Inc. (a)                   396,000
        46,000 Advanced Micro Devices, Inc. (a)                 1,328,480
         4,294 Aeroflex Inc. (a)                                   45,087
        60,000 Amdocs Ltd. (a)                                  3,231,000
        25,000 American Power Conversion Corp. (a)                393,750
        40,000 AOL Time Warner Inc. (a)                         2,120,000
         2,316 Applied Micro Circuits Corp. (a)                    39,835
         8,075 Baldor Electric Co.                                172,563
         1,986 The BISYS Group, Inc. (a)                          117,174
        60,000 BMC Software, Inc. (a)                           1,352,400
        15,000 Cadence Design Systems, Inc. (a)                   279,450
        60,000 Celestica Inc. (a)                               3,090,000
        10,000 Check Point Software Technologies Ltd. (a)         505,700
        75,000 Cisco Systems, Inc. (a)                          1,365,000
       310,000 Compaq Computer Corp.                            4,801,900
        20,000 Comverse Technology, Inc. (a)                    1,142,000
        22,387 Creative Technology Ltd.                           189,394
        60,000 Dell Computer Corp. (a)                          1,569,000
         6,268 Diebold, Inc.                                      201,516
        30,000 Electronic Data Systems Corp.                    1,875,000
        50,000 EMC Corp. (a)                                    1,452,500
         3,200 Emulex Corp. (a)                                   129,280
         9,112 ESCO Technologies Inc. (a)                         274,727
         1,075 Exar Corp. (a)                                      21,242
         7,961 First Data Corp.                                   511,494
        53,500 Intel Corp.                                      1,564,875
         6,497 International Business Machines Corp.              734,160
        25,000 Jabil Circuit, Inc. (a)                            771,500
         1,396 Macrovision Corp. (a)                               95,626
         2,041 Mercury Interactive Corp. (a)                      122,256
        82,512 Microsoft Corp. (a)                              6,023,376
        85,000 Motorola, Inc.                                   1,407,600
         3,141 National Instruments Corp. (a)                     101,925
         1,690 Newport Corp.                                       44,785
        50,000 Nortel Networks Corp. (a)                          454,500
        85,000 Oracle Corp. (a)                                 1,615,000
        22,000 Rational Software Corp. (a)                        617,100
         5,498 REMEC, Inc. (a)                                     68,175
         8,460 The Reynolds and Reynolds Co., Class A Shares      185,697
        25,000 SCI Systems, Inc. (a)                              637,500
       750,000 Solectron Corp. (a)                             13,725,000

                      See Notes to Financial Statements.


13 Smith Barney Premium Total Return Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited) (continued)                  June 30, 2001



 SHARES                             SECURITY                               VALUE
-------------------------------------------------------------------------------------
Technology -- 4.0% (continued)
1,380,000 Sun Microsystems, Inc. (a)                                   $  21,693,600
      255 Syngenta AG (a)                                                     13,407
    6,460 Teleflex Inc.                                                      284,240
   10,000 Tellabs, Inc. (a)                                                  193,800
   29,513 TranSwitch Corp. (a)                                               324,643
   10,000 Unisys Corp. (a)                                                   147,100
    4,900 Varian Inc. (a)                                                    158,270
   50,000 Wind River Systems, Inc. (a)                                       873,000
------------------------------------------------------------------------------------
                                                                          78,868,728
------------------------------------------------------------------------------------
Transportation -- 0.0%
    9,382 ENSCO International Inc.                                           219,539
    6,382 Midwest Express Holdings, Inc. (a)                                 110,728
------------------------------------------------------------------------------------
                                                                             330,267
------------------------------------------------------------------------------------
Utilities -- 0.0%
    3,312 Duke Energy Corp.                                                  129,200
    2,504 The Williams Co., Inc.                                              82,507
------------------------------------------------------------------------------------
                                                                             211,707
------------------------------------------------------------------------------------
          TOTAL COMMON STOCK
          (Cost -- $785,059,919)                                         869,202,465
------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 4.4%
Communications -- 0.3%
          UnitedGlobalCom, Inc.:
  200,000  Series C, 7.000% (d)                                            3,125,000
   50,000  Series D, 7.000% (d)                                              712,500
   20,000 TCI Pacific Communications Inc., 5.000% due 7/31/06              2,772,500
------------------------------------------------------------------------------------
                                                                           6,610,000
------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 0.2%
  125,000 Sinclair Broadcast Group, Inc., 6.000%                           3,593,750
------------------------------------------------------------------------------------
Energy -- 1.2%
  150,000 Kerr-McGee Corp., 5.500% due 8/2/04                              7,305,000
  100,000 Nuevo Financing I, Series A, 5.750% due 12/15/26                 2,850,000
1,000,000 Tesoro Petroleum Corp., 7.250% due 7/1/01                       12,600,000
------------------------------------------------------------------------------------
                                                                          22,755,000
------------------------------------------------------------------------------------
Financials -- 0.5%
  200,000 Washington Mutual Inc., 5.375% due 5/1/41                       10,675,000
------------------------------------------------------------------------------------
Real Estate Investment Trust -- 1.8%
  300,000 Equity Office Properties Trust, Series B, 5.250% due 2/15/08    14,550,000
  230,000 General Growth Properties, Inc., 7.250% due 7/15/08              5,899,500
  120,000 Reckson Associates Realty Corp., Series A, 7.625%                2,475,000
  185,000 SL Green Realty Corp., 8.000% due 4/15/08                        5,901,500
  110,000 Vornado Realty Trust, Series A, 6.500%                           6,061,000
------------------------------------------------------------------------------------
                                                                          34,887,000
------------------------------------------------------------------------------------
Utilities -- 0.4%
  125,000 Dominion Resources, Inc., 9.500% due 11/16/04                    7,225,000
------------------------------------------------------------------------------------
          TOTAL CONVERTIBLE PREFERRED STOCK
          (Cost -- $87,642,045)                                           85,745,750
------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


14 Smith Barney Premium Total Return Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited) (continued)                  June 30, 2001



  SHARES                                 SECURITY                          VALUE
-------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.4%
Communications -- 0.4%
60,615             CSC Holdings Inc., Series M, 11.125% due 4/1/08      $  6,485,805
 2,576             Dobson Communications Corp., 12.250% due 1/15/08 (e)    2,324,840
------------------------------------------------------------------------------------
                                                                           8,810,645
------------------------------------------------------------------------------------
Financials -- 0.0%
 7,363             ComEd Financing I, 8.480% due 9/30/35                     183,191
------------------------------------------------------------------------------------
                   TOTAL PREFERRED STOCK
                   (Cost -- $9,137,364)                                    8,993,836
------------------------------------------------------------------------------------

   FACE
  AMOUNT    RATING+                                      SECURITY                                         VALUE
-------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 30.5%
Basic Industries -- 1.7%
$ 4,000,000 A       The Dow Chemical Corp., Notes, 5.250% due 5/14/04 (f)                                3,988,828
  2,500,000 B       Dura Operating Corp., Company Guaranteed, 9.000% due 5/1/09 (f)                      2,362,500
  3,000,000 BBB-    Fort James Corp., Notes, 6.700% due 11/15/03                                         3,020,376
  4,000,000 B       Huntsman ICI Chemicals, Company Guaranteed, 10.125% due 7/1/09                       3,960,000
                    ICI Wilmington:
  4,000,000 BBB+     Company Guaranteed, 6.750% due 9/15/02                                              4,054,424
  2,000,000 BBB+     Notes, 7.500% due 1/15/02                                                           2,023,734
  3,000,000 BB-     ISP Chemco, Sr. Sub. Notes, 10.250% due 7/1/11 (f)                                   3,015,000
    129,000 NR      Key Plastics Inc., Company Guaranteed, Series B, 10.250% due 3/15/07 (a)(g)                 13
  2,500,000 BB      Norampac Inc., Sr. Notes, 9.500% due 2/1/08                                          2,625,000
  2,500,000 B       P&L Coal Holdings Corp., Company Guaranteed, Series B, 9.625% due 5/15/08            2,650,000
  5,000,000 B-      Polymer Group Inc., Company Guaranteed, Series B, 8.750% due 3/1/08                  1,875,000
  4,000,000 B-      Riverwood International Corp., Sr. Notes, 10.625% due 8/1/07 (f)                     4,100,000
------------------------------------------------------------------------------------------------------------------
                                                                                                        33,674,875
------------------------------------------------------------------------------------------------------------------
Capital Goods -- 2.7%
 10,000,000 B+      Allied Waste North America, Company Guaranteed, Series B, 10.000% due 8/1/09        10,325,000
                    American Standard, Inc.:
  5,000,000 BB+      Company Guaranteed, 8.250% due 6/1/09                                               5,025,000
  2,847,000 BB+      Debentures, 9.250% due 12/1/16                                                      2,861,235
  5,000,000 B       BE Aerospace Inc., Sr. Sub. Notes, 8.875% due 5/1/11 (f)                             4,975,000
  2,000,000 CCC+    Blount Inc., Company Guaranteed, 13.000% due 8/1/09                                  1,165,000
  4,500,000 BBB+    Hanson Overseas B.V., Sr. Notes, 7.375% due 1/15/03                                  4,626,495
  5,000,000 B+      Newport News Shipbuilding, Sr. Sub. Notes, 9.250% due 12/1/06                        5,337,500
  7,500,000 B-      Nortek Inc., Sr. Sub. Notes, 9.875% due 3/1/04                                       7,650,000
  9,000,000 BB      Sequa Corp., Sr. Notes, 9.000% due 8/1/09                                            9,000,000
  1,000,000 A       Tyco International Ltd., Company Guaranteed, 5.875% due 11/1/04                      1,001,945
------------------------------------------------------------------------------------------------------------------
                                                                                                        51,967,175
------------------------------------------------------------------------------------------------------------------
Communications -- 7.4%
  7,500,000 B+      Adelphia Communications Corp., Sr. Notes, Series B, 8.375% due 2/1/08                6,900,000
  5,000,000 B       American Tower Corp., Sr. Notes, 9.375% due 2/1/09 (f)                               4,687,500
  5,000,000 BBB     AT&T Wireless Services, Inc., Sr. Notes, 7.875% due 3/1/11 (f)                       5,017,910
 10,000,000 B+      Charter Communications Holdings LLC, Sr. Discount Notes, zero coupon until 1/15/05,
                      thereafter 11.750% due 1/15/10                                                     6,800,000

                      See Notes to Financial Statements.


15 Smith Barney Premium Total Return Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited) (continued)                  June 30, 2001


   FACE
  AMOUNT    RATING+                                          SECURITY                                             VALUE
----------------------------------------------------------------------------------------------------------------------------
Communications -- 7.4% (continued)
                    CSC Holdings Inc.:
$   500,000 BB-      Sr. Sub. Debentures, 10.500% due 5/15/16                                                  $    553,750
  7,275,000 BB-      Sr. Sub. Notes, 9.875% due 5/15/06                                                           7,638,750
  5,000,000 B       Dobson Communications Corp., Sr. Notes, 10.875% due 7/1/10                                    5,025,000
  5,000,000 B+      Energis PLC, Sr. Notes, 9.750% due 6/15/09                                                    4,375,000
  5,000,000 BB      Global Crossing Holdings Ltd., Company Guaranteed, 9.625% due 5/15/08                         3,975,000
 10,000,000 BBB     Metronet Communications, Sr. Discount Notes, zero coupon until 6/15/03,
                      thereafter 9.950% due 6/15/08                                                               8,462,500
                    Nextel Communications, Sr. Discount Notes:
 10,000,000 B        Zero coupon until 9/15/02, thereafter 10.650% due 9/15/07                                    7,087,500
  1,750,000 B        Zero coupon until 10/31/02, thereafter 9.750% due 10/31/07                                   1,170,313
                    NTL Communications Corp., Sr. Notes, Series B:
 25,000,000 B        Zero coupon until 4/1/03, thereafter 9.750% due 4/1/08                                      10,937,500
 30,000,000 B        Zero coupon until 10/1/03, thereafter 12.375% due 10/1/08                                   13,350,000
  2,000,000 B+      Price Communications Wireless, Inc., Company Guaranteed, Series B, 9.125% due 12/15/06        2,080,000
  4,000,000 BBB+    Qwest Communications International Inc., Notes, 7.200% due 11/1/04                            4,145,596
                    Rogers Wireless Communications, Inc.:
  2,000,000 BB+      Debentures, 9.375% due 6/1/08                                                                1,975,000
  5,000,000 BB+      Sr. Notes, 9.625% due 5/1/11 (f)                                                             5,050,000
 12,000,000 B       TeleWest Communications PLC, Debentures, 11.000% due 10/1/07                                 10,170,000
                    United Pan-Europe Communications NV, Series B, Sr. Discount Notes:
  4,750,000 B-       Zero coupon until 8/1/04, thereafter 12.500% due 8/1/09                                        783,750
 28,000,000 B-       Zero coupon until 2/1/05, thereafter 13.750% due 2/1/10                                      4,340,000
 34,400,000 B-      UnitedGlobalCom, Inc., Sr. Disc. Notes, Series B, zero coupon until 2/15/03,
                      thereafter 10.750% due 2/15/08                                                             11,696,000
  5,000,000 CCC+    US Unwired, Inc., Company Guaranteed, Sr. Sub. Discount Notes, Series B, zero coupon until
                      11/1/04, thereafter 13.375% due 11/1/09                                                     2,481,250
  4,000,000 A+      Verizon Communications Inc., Notes, 6.750% due 12/1/05 (f)                                    4,108,700
  5,000,000 BBB+    WorldCom, Inc., Notes, 6.500% due 5/15/04                                                     5,012,460
                    XO Communications Inc., Sr. Notes:
  2,500,000 B        12.500% due 4/15/06                                                                            862,500
  2,250,000 B        9.000% due 3/15/08                                                                             641,250
 13,000,000 B        10.750% due 6/1/09                                                                           4,225,000
  2,250,000 B        10.500% due 12/1/09                                                                            731,250
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                144,283,479
---------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals -- 3.7%
  3,750,000 B+      Argosy Gaming Co., Sr. Sub. Notes, 10.750% due 6/1/09 (f)                                     4,050,000
  4,000,000 A-      DaimlerChrysler North America Holding Co., Company Guaranteed, 7.125% due 4/10/03             4,124,748
                    Federated Department Stores, Sr. Notes:
  5,000,000 BBB+     8.500% due 6/15/03                                                                           5,274,360
  5,000,000 BBB+     8.500% due 6/1/10                                                                            5,460,705
  5,000,000 BBB     Goodyear Tire & Rubber, Notes, 8.125% due 3/15/03                                             5,127,925
  5,750,000 BB+     Harrah's Operating Co., Inc., Company Guaranteed, 7.875% due 12/15/05                         5,857,813
 10,000,000 BB      HMH Properties, Inc., Sr. Notes, Series C, 8.450% due 12/1/08                                 9,775,000
 10,000,000 B+      Horseshoe Gaming Holdings, Company Guaranteed, Series B, 8.625% due 5/15/09                  10,050,000
  6,000,000 BB+     MGM Grand Inc., Company Guaranteed, 9.750% due 6/1/07                                         6,435,000

                      See Notes to Financial Statements.


16 Smith Barney Premium Total Return Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited) (continued)                  June 30, 2001


   FACE
  AMOUNT    RATING+                                    SECURITY                                        VALUE
-----------------------------------------------------------------------------------------------------------------
Consumer Cyclicals -- 3.7% (continued)
                    Park Place Entertainment Inc., Sr. Sub. Notes:
$ 5,000,000 BB+      7.875% due 12/15/05                                                            $  5,025,000
  5,000,000 BB+      8.875% due 9/15/08                                                                5,150,000
  5,000,000 A-      Sears Roebuck Acceptance Corp., Notes, 6.900% due 8/1/03                           5,118,120
  2,250,000 CCC+    WestPoint Stevens, Inc., Sr. Notes, 7.875% due 6/15/05                               888,750
----------------------------------------------------------------------------------------------------------------
                                                                                                      72,337,421
----------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 2.7%
  7,000,000 BBB-    A.H. Belo Corp., Sr. Notes, 6.875% due 6/1/02                                      7,069,790
  5,000,000 CCC     AirGate PCS Inc., Sr. Sub. Notes, zero coupon until 10/1/04,
                      thereafter 13.500% due 10/1/09                                                   2,925,000
  7,500,000 B+      Aztar Corp., Sr. Sub. Notes, 8.875% due 5/15/07                                    7,575,000
  5,000,000 B-      Duane Reade Inc., Company Guaranteed, 9.250% due 2/15/08                           4,987,500
  5,500,000 BBB     The Earthgrains Co., Notes, 8.375% due 8/1/03                                      5,653,544
  5,000,000 B+      Mail-Well I Corp., Company Guaranteed, Series B, 8.750% due 12/15/08               4,325,000
  5,000,000 B-      Michael Foods Inc., Sr. Sub. Notes, 11.750% due 4/1/11 (f)                         5,150,000
  1,350,000 BBB-    News America Holdings Inc., Debentures, 10.125% due 10/15/12                       1,469,618
  5,000,000 A-      PepsiAmericas, Inc., Notes, 5.790% due 3/17/13                                     5,013,865
  3,500,000 B-      Premier International Foods Corp., Sr. Notes, 12.000% due 9/1/09                   3,605,000
  6,000,000 CCC+    Revlon Consumer Products Corp., Sr. Notes, 8.125% due 2/1/06                       4,230,000
  1,700,000 A-      Viacom Inc., Company Guaranteed, 6.750% due 1/15/03                                1,745,552
----------------------------------------------------------------------------------------------------------------
                                                                                                      53,749,869
----------------------------------------------------------------------------------------------------------------
Consumer Services -- 1.9%
  3,325,000 BBB     Cendant Corp., Notes, 7.750% due 12/1/03                                           3,386,745
                    Crown Castle International Corp., Sr. Notes:
  3,950,000 B        9.375% due 8/1/11 (f)                                                             3,584,625
  2,500,000 B        10.750% due 8/1/11                                                                2,431,250
  7,000,000 B+      Hollinger International Publishing Inc., Company Guaranteed, 9.250% due 3/15/07    7,070,000
  1,000,000 B       Iron Mountain Inc., Company Guaranteed, 8.625% due 4/1/13                          1,012,500
  5,000,000 BB-     K-III Communication Corp., Company Guaranteed, Series B, 8.500% due 2/1/06         4,787,500
  5,000,000 B+      Mediacom LLC/Cap Corp., Sr. Notes, 9.500% due 1/15/13 (f)                          4,825,000
  2,500,000 B-      SBA Communications Corp., Sr. Notes, 10.250% due 2/1/09                            2,300,000
                    Sun Media Corp., Sr. Sub. Notes:
  3,500,000 B+       9.500% due 2/15/07                                                                3,465,000
  1,500,000 B+       9.500% due 5/15/07                                                                1,485,000
  2,000,000 BBB-    World Color Press Inc., Sr. Sub. Notes, 8.375% due 11/15/08                        2,025,000
----------------------------------------------------------------------------------------------------------------
                                                                                                      36,372,620
----------------------------------------------------------------------------------------------------------------
Energy -- 2.0%
  2,075,000 BBB     Dominion Fiber Ventures LLC, Secured, 7.050% due 3/15/05 (f)                       2,088,006
  2,500,000 BBB     Empresa Electrica Pehuenche, Notes, 7.300% due 5/1/03                              2,533,948
  3,000,000 BBB+    Enron Corp., Debentures, 9.125% due 4/1/03                                         3,180,750
  3,050,000 BBB-    Gulf Canada Resources Ltd., Sr. Notes, 8.375% due 11/15/05                         3,313,063
 10,000,000 BBB-    Louis Dreyfus Natural Gas Corp., Sr. Sub. Notes, 9.250% due 6/15/04               10,700,380
  5,000,000 B+      Nuevo Energy Co., Sr. Sub. Notes, Series B, 9.500% due 6/1/08                      5,050,000
  5,350,000 BBB     Osprey Trust & Osprey I Inc., Secured, 7.797% due 1/15/03 (f)                      5,465,068
  3,000,000 BBB     Ultramar Diamond Shamrock Corp., Notes, 8.625% due 7/1/02                          3,105,294
  3,500,000 BB-     Western Gas Resources, Inc., Company Guaranteed, 10.000% due 6/15/09               3,762,500
----------------------------------------------------------------------------------------------------------------
                                                                                                      39,199,009
----------------------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


17 Smith Barney Premium Total Return Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited) (continued)                  June 30, 2001


    FACE
   AMOUNT      RATING+                                 SECURITY                                     VALUE
--------------------------------------------------------------------------------------------------------------
Financial -- 3.5%
 $ 4,675,000   BBB+    AMVESCAP PLC, Company Guaranteed, 6.375% due 5/15/03                      $  4,733,685
   6,000,000   BBB-    Capital One Bank, Sr. Notes, 8.250% due 6/15/05                              6,210,348
   7,000,000   CCC+    Comdisco Inc., Notes, 6.130% due 8/1/01                                      5,495,000
   5,000,000   A       Corp Andina De Fomento, Bonds, 7.100% due 2/1/03                             5,100,540
   3,000,000   A       Countrywide Home Loans, Inc., Notes, Series J, 5.250% due 6/15/04            2,991,165
   3,000,000   AA-     Credit Suisse First Boston Corp., Sr. Notes, 6.875% due 11/1/05              3,084,020
   5,000,000   BBB     Dana Credit Corp., Notes, 7.250% due 12/16/02 (f)                            4,805,215
   4,000,000   BBB-    Dime Bancorp Inc., Sr. Notes, 7.000% due 7/25/01                             4,003,780
     700,000   A       General Motors Acceptance Corp., Sr. Unsubordinated, 6.750% due 2/7/02         709,487
   4,500,000   A-      Heller Financial Inc., Bonds, 6.400% due 1/15/03                             4,581,720
   1,000,000   A       Household Finance Corp., Sr. Notes, 5.875% due 9/25/04                       1,002,638
   1,000,000   AA+     Monumental Global Funding II, Notes, 6.950% due 10/1/03 (f)                  1,038,374
   3,500,000   AA-     Morgan Stanley Dean Witter & Co., Notes, 6.875% due 3/1/03                   3,611,185
   5,000,000   BB+     Sovereign Bancorp, Inc., Sr. Notes, 10.500% due 11/15/06                     5,462,500
   7,000,000   A-      Textron Financial Corp., Notes, Series D, 7.180% due 10/15/02 (f)            7,200,158
   6,900,000   A-      Transamerica Finance Corp., Notes, 7.250% due 8/15/02                        7,060,149
   2,000,000   A+      Wachovia Corp., Sr. Unsubordinated Notes, 6.700% due 6/21/04                 2,067,606
-------------------------------------------------------------------------------------------------------------
                                                                                                   69,157,570
-------------------------------------------------------------------------------------------------------------
Healthcare -- 1.0%
   5,200,000   B       Charles River Labs Inc., Sr. Sub. Notes, Series B, 13.500% due 10/1/09       6,084,000
   2,485,000   B+      Fresenius Medical Capital Trust II, Company Guaranteed, 7.875% due 2/1/08    2,429,088
   5,000,000   BB+     HCA Inc., Notes, 8.750% due 9/1/10                                           5,314,865
   5,750,000   BB+     Tenet Healthcare Corp., Sr. Notes, Series B, 9.250% due 9/1/10               6,511,875
-------------------------------------------------------------------------------------------------------------
                                                                                                   20,339,828
-------------------------------------------------------------------------------------------------------------
Real Estate Investment Trust -- 1.0%
   5,000,000   BB      FelCor Lodging Trust Inc., Notes, 9.500% due 9/15/08 (f)                     5,050,000
   5,000,000   B       MeriStar Hospitality Corp., Sr. Sub. Notes, 8.750% due 8/15/07               5,000,000
   6,000,000   BBB     Simon Property Group L.P., Notes, 6.625% due 6/15/03                         6,027,432
   4,000,000   BBB     Spieker Properties, Inc., Notes, 6.800% due 5/1/04 (c)                       4,059,832
-------------------------------------------------------------------------------------------------------------
                                                                                                   20,137,264
-------------------------------------------------------------------------------------------------------------
Transportation -- 0.4%
   7,000,000   BBB-    Royal Caribbean Cruises, Sr. Notes, 7.125% due 9/18/02                       7,018,025
-------------------------------------------------------------------------------------------------------------
Utilities -- 2.5%
   5,000,000   BB      The AES Corp., Sr. Notes, 9.375% due 9/15/10                                 5,075,000
                       Calpine Corp.:
   3,000,000   BB+      Company Guaranteed, 8.500% due 5/1/08                                       2,928,588
   4,500,000   BB+      Sr. Notes, 8.625% due 8/15/10                                               4,361,544
                       CMS Energy Corp., Sr. Notes:
   7,000,000   BBB-     6.125% due 3/15/04                                                          6,886,964
   5,000,000   BB       9.875% due 10/15/07                                                         5,218,055
     771,000   BBB     Columbia Gas Systems Inc., Notes, Series B, 6.610% due 11/28/02                784,074
   4,500,000   BBB+    CP&L Energy Inc., First Mortgage, 7.875% due 4/15/04                         4,745,808
   5,000,000   BBB+    Dominion Resources Inc., Notes, Series D, 7.400% due 9/16/02                 5,116,655
   7,000,000   A+      Jersey Central Power & Light Co., First Mortgage, 6.375% due 5/1/03          7,069,636
   4,000,000   BBB     Kinder Morgan, Inc., Sr. Notes, 6.650% due 3/1/05                            4,044,092
   3,350,000   BBB     NiSource Inc., Company Guaranteed, 7.500% due 11/15/03                       3,473,046
-------------------------------------------------------------------------------------------------------------
                                                                                                   49,703,462
-------------------------------------------------------------------------------------------------------------
                       TOTAL CORPORATE BONDS
                       (Cost -- $622,912,270)                                                     597,940,597
-------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


18 Smith Barney Premium Total Return Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited) (continued)                  June 30, 2001


    FACE
   AMOUNT    RATING+                               SECURITY                                  VALUE
-------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS -- 8.8%
Communications -- 1.2%
 $ 7,500,000 B-      EchoStar Communications Corp., 4.875% due 1/1/07                     $  6,853,125
                     NTL Communications Corp.:
  12,500,000 B-       5.750% due 12/15/09                                                    4,140,625
  20,000,000 B        6.750% due 5/15/08 (f)                                                12,300,000
------------------------------------------------------------------------------------------------------
                                                                                            23,293,750
------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 0.3%
   7,500,000 BBB-    AT&T Corp. -- Liberty Media Group, 4.000% due 11/15/29                  5,775,000
------------------------------------------------------------------------------------------------------
Energy -- 0.6%
  11,000,000 D       Friede Goldman Halter Inc., 4.500% due 9/15/04 (a)(g)                   1,705,000
   7,500,000 BB      Pogo Producing Co., 5.500% due 6/15/06                                  6,750,000
   2,423,000 BBB-    SEACOR Holdings Inc., 5.375% due 11/15/06                               2,659,243
------------------------------------------------------------------------------------------------------
                                                                                            11,114,243
------------------------------------------------------------------------------------------------------
Healthcare -- 2.1%
                     Affymetrix Inc.:
   2,500,000 CCC+     4.750% due 2/15/07 (f)                                                 1,612,500
   7,500,000 CCC+     4.750% due 2/15/07                                                     4,837,500
   5,000,000 B       Alpharma Inc., 3.000% due 6/1/06                                        5,312,500
  15,000,000 BBB     Health Management Associates, Inc., 0.250% due 8/16/20 (f)             10,931,250
                     Invitrogen Corp.:
   4,000,000 NR       5.500% due 3/1/07 (f)                                                  4,435,000
   1,000,000 NR       5.500% due 3/1/07                                                      1,095,000
   5,000,000 NR      Medarex, Inc., 4.500% due 7/1/06                                        4,993,750
  10,000,000 NR      Vertex Pharmacueticals Inc., 5.000% due 9/19/07                         8,212,500
------------------------------------------------------------------------------------------------------
                                                                                            41,430,000
------------------------------------------------------------------------------------------------------
Technology -- 4.6%
  36,825,000 CCC+    Aspect Telecommunications Corp., zero coupon due 8/10/18 (b)            7,549,125
   7,500,000 B+      CIENA Corp., 3.750% due 2/1/08                                          5,709,375
  15,000,000 B       Citrix Systems, Inc., zero coupon due 3/22/19                           8,531,250
   5,000,000 BB+     Commscope, Inc., 4.000% due 12/15/06                                    4,331,250
  10,000,000 B+      Cypress Semiconductor Corp., 4.000% due 2/1/05                          9,225,000
   7,500,000 B-      DoubleClick, Inc., 4.750% due 3/15/06                                   5,503,125
  10,000,000 B       i2 Technologies Inc., 5.250% due 12/15/06                               8,800,000
   7,500,000 NR      Mercury Interactive Corp., 4.750% due 7/1/07                            6,534,375
  35,000,000 NR      Network Associates Inc., zero coupon due 2/13/18                       14,437,500
   5,000,000 B-      NVIDIA Corp., 4.750% due 10/15/07 (b)                                   6,181,250
  10,000,000 BBB-    SCI Systems Inc., 3.000% due 3/15/07                                    8,025,000
  10,000,000 BBB     Solectron Corp., zero coupon due 5/8/20                                 5,000,000
------------------------------------------------------------------------------------------------------
                                                                                            89,827,250
------------------------------------------------------------------------------------------------------
                     TOTAL CONVERTIBLE BONDS
                     (Cost -- $170,783,785)                                                171,440,243
------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 9.7%
   1,000,000 NR      C-Bass CBO Ltd., Series 1A, Class D, Floating Rate 7.190% due 6/5/34    1,000,000
                     Chase Commercial Mortgage Securities Corp., Series 2000-FL1A:
   2,743,729 BBB      Class E, Floating Rate 5.810% due 12/12/13                             2,734,730
     958,590 BBB-     Class F, Floating Rate 6.460% due 12/12/13                               955,590

                      See Notes to Financial Statements.


19 Smith Barney Premium Total Return Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited) (continued)                  June 30, 2001


    FACE
   AMOUNT    RATING+                                        SECURITY                                           VALUE
------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 9.7% (continued)
 $ 3,000,000 A-      Citadel Hill Commerical Loan Obligation, Series 2000-1A, Class A3L,
                       Floating Rate 7.839% due 1/30/13                                                     $ 2,954,063
     576,731 BBB     Cityscape Home Equity Loan Trust, Series 1997-C, Class B1A,
                       Floating Rate 5.189% due 7/25/28                                                         553,661
     938,532 Baa2*   Coast-Plymouth Tax Lien Capital, LLC, Series 1999-A, Class B, 8.810% due 11/15/04          940,588
   2,000,000 BBB-    Contimortgage Home Equity Loan Trust, Series 1999-3, Class B, 7.000% due 12/25/29        1,407,813
                     Countrywide Asset-Backed Certificates, Series 1999-2:
   2,000,000 BBB      Class BV, Floating Rate 6.405% due 5/25/29                                              2,012,500
   3,000,000 AA       Class MV1, Floating Rate 4.245% due 5/25/29                                             2,974,932
   4,025,000 A        Class MV2, Floating Rate 4.705% due 5/25/29                                             4,007,411
                     Countrywide Asset-Backed Certificates, Series 1999-3:
   1,000,000 Baa2*    Class BV, Floating Rate 6.905% due 10/25/30                                             1,014,375
   4,000,000 A2*      Class MV2, Floating Rate 5.005% due 10/25/30                                            4,010,000
                     CS First Boston Mortgage Securities Corp.:
     300,000 Baa2*    Series 1998-FL1A, Class F, Floating Rate 5.160% due 1/10/13                               299,510
   1,500,000 Baa3*    Series 2001-FL1A, Class E, Floating Rate 6.634% due 12/5/12                             1,496,790
   1,901,308 BBB-     Series 2001-1, Note, 8.250% due 12/17/30                                                1,854,364
   3,557,384 NR      Delta Funding Home Equity Loan Trust, Series 2000-1, 12.500% due 10/26/30                3,559,607
   5,000,000 Aaa*    Diversified Asset Securitization Holdings, Series 1A, Class A1,
                       Floating Rate 5.476% due 12/30/34                                                      4,998,000
   6,000,000 A       First Dominion Funding I, Series 1A, Class B, Floating Rate 6.069% due 7/10/13           5,698,125
   5,000,000 Baa2*   First Dominion Funding II, Series 1A, Class C, Floating Rate 6.834% due 4/25/14          4,972,500
  15,000,000 AA      Fortress CBO Investments I, Ltd., Series 1A, Class B, Floating Rate 4.605% due 7/25/38  15,000,000
   5,000,000 A       G-Force CDO, Ltd., Series 2001-1A, Class C, Floating Rate 5.431% due 2/20/33             5,000,000
   5,000,000 NR      Guaranteed Residential Securities Trust, Series 1999-A, Class A,
                       Floating Rate 4.300% due 1/28/30                                                       4,956,250
   7,000,000 A-      Highland Legacy Limited CLO, Series 1A, Class B2, Floating Rate 5.814% due 6/1/11        7,027,344
     665,584 NR      Indymac Home Equity Loan Asset-Backed Trust, Series 2000-A, Class BB,
                       8.000% due 6/25/31                                                                       665,300
   2,608,000 BBB     Merrill Lynch Mortgage Investors, Inc., Series 1999-NC1, Class B,
                       Floating Rate 6.735% due 6/20/30                                                       2,632,463
   8,500,000 NR      Nomura Depositor Trust, Series 1998-ST1A, Class A3A, Floating Rate 4.530% due 1/15/03    8,432,850
     780,860 NR      Paragon Residual Interest, Series 1999-R, Class A, 9.790% due 5/15/05                      718,390
   3,000,000 AAA     Pennant CBO Ltd., Series 1A, Class A, Floating Rate 5.510% due 3/14/11                   3,045,469
   2,198,068 NR      Resecuritization Mortgage Trust, Series 1999-A, Class 2M2,
                       Floating Rate 7.615% due 11/25/25                                                      2,211,806
   4,000,000 NR      Sabre Funding Ltd., Series 1A, Class A3, Floating Rate 5.000% due 12/22/40               3,960,000
                     Salomon Brothers Mortgage Securities VII:
  11,703,000 BBB      Series 1999-AQ1, Class M3, Floating Rate 6.805% due 4/25/29                            11,799,900
   7,500,000 Baa2*    Series 1999-NC4, Class M3, Floating Rate 7.055% due 9/25/29                             7,668,750
     813,624 NR      Sasco Floating Rate Commercial Mortgage, Series 1999-C3, Class G,
                       Floating Rate 5.331% due 3/20/02                                                         815,696
                     Saxon Asset Securities Trust:
   5,000,000 Aa2*     Series 1998-3, Class MV1, Floating Rate 4.305% due 4/25/28                              5,002,872
   4,000,000 Aa2*     Series 1999-2, Class MV1, Floating Rate 4.255% due 5/25/29                              3,989,540
     258,159 Baa2*    Series 1999-3, Class BF1A, 8.640% due 7/25/02                                             259,323
   1,135,559 Baa2*    Series 1999-3, Class BV1A, 9.200% due 8/25/01                                           1,139,303
                     Southern Pacific Thrift and Loan Assoc., Series 1996-C1:
   5,000,000 NR       Class C, Floating Rate 4.834% due 4/25/28                                               5,015,625
   3,000,000 NR       Class D, Floating Rate 5.334% due 4/25/28                                               3,007,500

                      See Notes to Financial Statements.


20 Smith Barney Premium Total Return Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited) (continued)                  June 30, 2001


   FACE
  AMOUNT    RATING+                                   SECURITY                                      VALUE
--------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 9.7% (continued)
                    Stanfield CLO, Ltd.:
$ 5,000,000 AAA      Series 1A, Class A1, Floating Rate 6.326% due 7/15/14                       $  5,162,500
  6,000,000 A3*      Series 1A, Class B1, Floating Rate 7.176% due 7/15/14                          6,198,000
  3,000,000 A3*      Series 2, Class B1, Floating Rate 6.110% due 4/15/15                           3,022,500
  6,000,000 NR      Starwood Asset Receivables Trust, Series 2000-1, Class E,
                      Floating Rate 6.555% due 9/25/22                                              6,058,819
                    Structured Asset Securities Corp.:
  6,000,000 A        Series 1998-8, Class M2, Floating Rate 4.405% due 8/25/28                      6,014,640
  6,000,000 BBB      Series 1999-BC1, Class B, Floating Rate 6.555% due 1/25/29                     6,083,558
  5,456,000 A2*      Series 1999-RM1, Class M2, Floating Rate 5.105% due 7/25/29                    5,457,705
  1,000,000 A-      Sutter CBO Ltd., Series 1999-1, Class A4L, Floating Rate 5.611% due 11/30/11      983,420
 11,500,000 A2*     WMC Mortgage Loan Pass-Through Certificates, Series 1999-A, Class M2,
                      Floating Rate 5.480% due 10/15/29                                            11,622,245
-------------------------------------------------------------------------------------------------------------
                    TOTAL ASSET-BACKED SECURITIES
                    (Cost -- $189,784,022)                                                        190,396,327
-------------------------------------------------------------------------------------------------------------

CONTRACTS                          SECURITY              VALUE
------------------------------------------------------------------
PURCHASED OPTIONS (a) -- 0.7%
Purchased Calls -- 0.5%
                        S&P 500 Index:
  750                    Call @ $1,175, Expire 7/21/01  4,286,250
  750                    Call @ $1,175, Expire 8/18/01  5,043,750
-----------------------------------------------------------------
                                                        9,330,000
-----------------------------------------------------------------
Purchased Puts -- 0.2%
                        S&P 500 Index:
2,000                    Put @ $1,175, Expire 7/21/01     990,000
1,000                    Put @ $1,150, Expire 8/18/01     965,000
1,000                    Put @ $1,125, Expire 9/22/01   1,255,000
-----------------------------------------------------------------
                                                        3,210,000
-----------------------------------------------------------------
                        TOTAL PURCHASED OPTIONS
                        (Cost -- $15,723,051)          12,540,000
-----------------------------------------------------------------

                      See Notes to Financial Statements.


21 Smith Barney Premium Total Return Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited) (continued)                  June 30, 2001


    FACE
   AMOUNT                                                 SECURITY                                                  VALUE
-------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.1%
 $21,917,000 Morgan Stanley Dean Witter & Co., 3.930% due 7/2/01; Proceeds at maturity -- $21,924,178;
               (Fully collateralized by U.S. Treasury Bill due 8/23/01; U.S. Treasury Note, 3.625% due 1/15/08;
               Market value -- $22,355,340) (Cost -- $21,917,000)                                               $   21,917,000
------------------------------------------------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $1,902,959,456**)                                                                         $1,958,176,218
------------------------------------------------------------------------------------------------------------------------------

(a) Non-income producing security.
(b) Security segregated as collateral to cover written call options and to maintain the margin requirement on futures contracts.
(c) Effective July 3, 2001, Spieker Properties, Inc. was acquired by Equity Office Properties Trust.
(d) Dividends may be paid in cash or in Class A Common Stock or a combination thereof.
(e) Dividends are payable in cash or, on or prior to January 15, 2003, at the option of the Company, in additional New Shares.
(f) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(g) Security is currently in default.
 + All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's") with the exception of those identified by an asterisk (*) which are rated by Moody's Investors Service, Inc. ("Moody's").
**  Aggregate cost for Federal income tax purposes is substantially the same.

 Schedule of Options Written (unaudited)                          June 30, 2001

                                                        STRIKE
CONTRACTS                                    EXPIRATION PRICE     VALUE
----------------------------------------------------------------------------
  1,000   Dominion Resources, Inc.            10/20/01   $65   $  (182,500)
    270   NVIDIA Corp.                         7/21/01    75      (499,500)
    265   NVIDIA Corp.                         9/22/01    85      (461,100)
    540   Vertex Pharmaceuticals Inc.          1/19/02    55      (426,600)
----------------------------------------------------------------------------
          TOTAL COVERED CALL OPTIONS WRITTEN
          (Premiums received -- $1,797,800)                    $(1,569,700)
---------------------------------------------------------------------------

                      See Notes to Financial Statements.


22 Smith Barney Premium Total Return Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Bond Ratings (unaudited)



The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "CC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA          -- Bonds rated "AAA" have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA           -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.
A            -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB          -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
BB, B, CCC   -- Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, and CC as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates a lower degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D            -- Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa          -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.
Aa           -- Bonds rated "Aa" are judged to be of the high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.
A            -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.
Baa          -- Bonds rated "Baa" are considered to be medium grade
                obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.
Ba           -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby may not be well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B            -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.
Caa          -- Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.
NR           -- Indicates that the bond is not rated by Standard & Poor's or
                Moody's.

23 Smith Barney Premium Total Return Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Statement of Assets and Liabilities (unaudited)                  June 30, 2001


ASSETS:
   Investments, at value (Cost -- $1,902,959,456)                                                 $1,958,176,218
   Cash                                                                                                      991
   Interest and dividends receivable                                                                  14,855,614
   Receivable for securities sold                                                                      7,928,868
   Receivable for Fund shares sold                                                                     2,462,511
   Receivable from broker-variation margin                                                               592,500
----------------------------------------------------------------------------------------------------------------
   Total Assets                                                                                    1,984,016,702
----------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Dividends payable                                                                                  43,054,301
   Written options, at value (Premiums received -- $1,797,800) (Note 5)                                1,569,700
   Payable for securities purchased                                                                    1,335,778
   Investment advisory fee payable                                                                       864,613
   Administration fee payable                                                                            326,359
   Payable for Fund shares purchased                                                                     163,060
   Distribution fees payable                                                                             159,339
   Payable for open foreign currency contracts (Note 6)                                                    7,343
   Accrued expenses                                                                                      613,606
----------------------------------------------------------------------------------------------------------------
   Total Liabilities                                                                                  48,094,099
----------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                                  $1,935,922,603
----------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Par value of shares of beneficial interest                                                     $      124,437
   Capital paid in excess of par value                                                             1,860,820,065
   Undistributed net investment income                                                                 9,342,076
   Accumulated net realized gain from security transactions, options and futures contracts             8,468,221
   Net unrealized appreciation on investments, options, futures contracts and foreign currencies      57,167,804
----------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                                  $1,935,922,603
----------------------------------------------------------------------------------------------------------------
Shares Outstanding:
   Class A                                                                                            55,031,391
----------------------------------------------------------------------------------------------------------------
   Class B                                                                                            57,369,456
----------------------------------------------------------------------------------------------------------------
   Class L                                                                                             4,387,548
----------------------------------------------------------------------------------------------------------------
   Class O                                                                                             2,464,675
----------------------------------------------------------------------------------------------------------------
   Class Y                                                                                             5,183,913
----------------------------------------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                                                         $15.62
----------------------------------------------------------------------------------------------------------------
   Class B *                                                                                              $15.49
----------------------------------------------------------------------------------------------------------------
   Class L **                                                                                             $15.52
----------------------------------------------------------------------------------------------------------------
   Class O **                                                                                             $15.50
----------------------------------------------------------------------------------------------------------------
   Class Y (and redemption price)                                                                         $15.78
----------------------------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 5.26% of net asset value per share)                                      $16.44
----------------------------------------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)                                      $15.68
----------------------------------------------------------------------------------------------------------------

 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L and O shares reduced by 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.


24 Smith Barney Premium Total Return Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Statement of Operations (unaudited)     For the Six Months Ended June 30, 2001


INVESTMENT INCOME:
   Interest                                                 $ 44,331,612
   Dividends                                                  10,537,252
   Less: Foreign withholding tax                                 (47,183)
------------------------------------------------------------------------
   Total Investment Income                                    54,821,681
------------------------------------------------------------------------
EXPENSES:
   Investment advisory fee (Note 2)                            5,530,246
   Distribution fees (Note 2)                                  5,187,573
   Administration fee (Note 2)                                 2,010,998
   Shareholder and system servicing fees                         679,076
   Shareholder communications                                     97,150
   Custody                                                        53,966
   Registration fees                                              20,561
   Audit and legal                                                20,288
   Trustees' fees                                                 11,620
   Other                                                          21,248
------------------------------------------------------------------------
   Total Expenses                                             13,632,726
------------------------------------------------------------------------
Net Investment Income                                         41,188,955
------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
OPTIONS,FUTURES CONTRACTS AND FOREIGN CURRENCIES (NOTES 3,
4, 5 AND 6):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term
       securities)                                            49,946,737
     Options purchased                                       (60,871,867)
     Options written                                           2,184,939
     Futures contracts                                        16,752,993
     Foreign currency transactions                               (25,750)
------------------------------------------------------------------------
   Net Realized Gain                                           7,987,052
------------------------------------------------------------------------
   Change in Net Unrealized Appreciation From:
     Security transactions                                   (39,069,137)
     Foreign currency transactions                               (29,625)
------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                   (39,098,762)
------------------------------------------------------------------------
Net Loss on Investments, Options, Futures Contracts and
  Foreign Currencies                                         (31,111,710)
------------------------------------------------------------------------
Increase in Net Assets From Operations                      $ 10,077,245
------------------------------------------------------------------------

                      See Notes to Financial Statements.


25 Smith Barney Premium Total Return Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Statements of Changes in Net Assets


For the Six Months Ended June 30, 2001 (unaudited) and the Year Ended December 31, 2000

                                                                                 2001            2000

------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                                    $   41,188,955  $   94,831,896
   Net realized gain                                                             7,987,052     218,465,997
   Decrease in net unrealized appreciation                                     (39,098,762)   (189,121,348)
---------------------------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                                       10,077,245     124,176,545
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                       (45,446,881)    (85,042,022)
   Net realized gains                                                          (35,446,223)   (261,922,420)
---------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders                   (80,893,104)   (346,964,442)
---------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
   Net proceeds from sale of shares                                            291,534,982     264,400,709
   Net asset value of shares issued in connection with the transfer of the
     CitiSelect 400 Fund's net assets (Note 9)                                          --      87,429,231
   Net asset value of shares issued for reinvestment of dividends               28,702,368     273,046,676
   Cost of shares reacquired                                                  (327,256,709)   (933,226,798)
---------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Fund Share Transactions                          (7,019,359)   (308,350,182)
---------------------------------------------------------------------------------------------------------
Decrease in Net Assets                                                         (77,835,218)   (531,138,079)

NET ASSETS:
   Beginning of period                                                       2,013,757,821   2,544,895,900
---------------------------------------------------------------------------------------------------------
   End of period*                                                           $1,935,922,603  $2,013,757,821
---------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                              $9,342,076     $14,739,379
---------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


26 Smith Barney Premium Total Return Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Notes to Financial Statements (unaudited)


1. Significant Accounting Policies

The Smith Barney Premium Total Return Fund ("Fund"), a separate investment fund of Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Convertible Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney Balanced Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other Funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Board of Trustees. Portfolio securities that are traded primarily on a domestic or foreign exchange are valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Over-the-counter securities are valued on the basis of the bid price at the close of business each day. Options are generally valued at the mean of the quoted bid and asked prices. Investments in U.S. government securities (other than short-term securities) are valued at the mean of the quoted bid and asked price; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets of each class; (j) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized gains amounting to $73,612,959 was reclassified to paid-in capital. In addition, a portion of undistributed net investment income amounting to $135,732 was reclassified to paid-in-capital. Net investment income, net realized gains and net assets were not affected by this change; (k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund elected to adopt this requirement effective January 1, 2001. This change does not effect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the six-month period ended June 30, 2001, interest income decreased by $80,102, net realized gain increased by $375,760 and the change in net unrealized appreciation of investments increased by $295,658. In addition, the Fund recorded adjustments to increase the cost of securities and to decrease accumulated undistributed net investment income by $763,529 to reflect the cumulative effect of this change up to the date of the adoption.


27 Smith Barney Premium Total Return Fund | 2001 Semi-Annual Report to
                                 Shareholders

In addition, the Fund may from time to time enter into options and/or futures contracts in order to hedge market risk.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.55% of the average daily net assets. This fee is calculated daily and paid monthly.

SBFM has entered into a sub-advisory agreement with Salomon Brothers Asset Management ("SaBAM"), an affiliate of SBFM. Pursuant to the sub-advisory agreement, SaBAM is responsible for the day-to-day portfolio operations and investment decisions for the Fund. SBFM pays SaBAM a monthly fee calculated at an annual rate of 0.375% of the average daily net assets of the Fund. This fee is paid monthly.

SBFM acts as Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended June 30, 2001, the Fund paid transfer agent fees of $734,936 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the six months ended June 30, 2001, SSB and its affiliates received brokerage commissions of $6,600.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L and O shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2001, SSB received sales charges of $821,000 and $215,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the six months ended June 30, 2001, CDSCs paid to SSB were approximately:

                                   Class A    Class B    Class L
-----------------------------------------------------------------
CDSCs                              $3,000     $308,000   $9,000
----------------------------------------------------------------

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B, L and O shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B, L and O shares calculated at the annual rate of 0.50%, 0.75% and 0.45% of the average daily net assets of each class, respectively. For the six months ended June 30, 2001, total Distribution Plan fees incurred were:

                                       Distribution
                                        Plan Fees
----------------------------------------------------
Class A                                 $1,050,812
---------------------------------------------------
Class B                                  3,735,420
---------------------------------------------------
Class L                                    259,281
---------------------------------------------------
Class O                                    142,060
---------------------------------------------------

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.

3. Investments

During the six months ended June 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

----------------------------------------------------
Purchases                               $851,510,798
----------------------------------------------------
Sales                                    847,575,277
----------------------------------------------------


28 Smith Barney Premium Total Return Fund | 2001 Semi-Annual Report to
                                 Shareholders

At June 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

-----------------------------------------------------
Gross unrealized appreciation          $ 183,086,461
Gross unrealized depreciation           (127,869,699)
-----------------------------------------------------
Net unrealized appreciation            $  55,216,762
-----------------------------------------------------

4. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a coun-terparty fail to perform under such contracts.

At June 30, 2001, the Fund had the following open futures contracts:

                      # of                  Basis      Market    Unrealized
Purchased Contracts Contracts Expiration    Value      Value        Gain
----------------------------------------------------------------------------
    Nasdaq 100         100       9/01    $17,048,330 $18,465,000 $1,416,670
    S&P 500            100       9/01     30,469,375  30,792,500    323,125
---------------------------------------------------------------------------
    Total                                $47,517,705 $49,257,500 $1,739,795
---------------------------------------------------------------------------

5. Option Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 2001, the Fund held purchased call options with a total cost of $10,198,501 and purchased put options with a total cost of $5,524,550.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When

29 Smith Barney Premium Total Return Fund | 2001 Semi-Annual Report to
                                 Shareholders
a written call option is exercised, the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

The following written covered call option transactions occurred during the six months ended June 30, 2001:

                                                       Number of
                                                      Contracts     Premiums
 -------------------------------------------------------------------------------
 Options written, outstanding at December 31, 2000       1,600     $ 1,718,893
 Options written                                         4,235       4,310,836
 Options cancelled in closing purchase transactions     (2,460)     (2,853,375)
 Options expired                                        (1,300)     (1,378,554)
 ------------------------------------------------------------------------------
 Options written, outstanding at June 30, 2001           2,075     $ 1,797,800
 ------------------------------------------------------------------------------

The following written covered put option transactions occurred during the six months ended June 30, 2001:

                                                      Number of
                                                     Contracts      Premiums
--------------------------------------------------------------------------------
Options written, outstanding at December 31, 2000          --     $          0
Options written                                         1,000          400,000
Options cancelled in closing purchase transactions     (1,000)        (400,000)
-------------------------------------------------------------------------------
Options written, outstanding at June 30, 2001              --     $          0
-------------------------------------------------------------------------------

6. Forward Foreign Currency Contracts

At June 30, 2001, the Fund had forward foreign currency contracts open as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized loss on the contracts reflected in the accompanying financial statements were as follows:

                                                                Local    Market  Settlement   Unrealized
Foreign Currency                                               Currency  Value      Date         Loss
-----------------------------------------------------------------------------------------------------------
To Buy:
British Pound                                                  602,014  $846,672  7/02/01   $      (7,343)
----------------------------------------------------------------------------------------------------------
Net Unrealized Loss on Open Forward Foreign Currency Contracts                              $      (7,343)
----------------------------------------------------------------------------------------------------------

7. Repurchase Agreements

The Fund purchases (and its custodian takes possession of ) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

30 Smith Barney Premium Total Return Fund | 2001 Semi-Annual Report to
                                 Shareholders

8. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. Government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

Interest income earned by the Fund from securities lending for the six months ended June 30, 2001 was $41,850. At June 30, 2001, the Fund did not have any securities on loan.

9. Transfer of Net Assets

On October 13, 2000, the Fund acquired the assets and certain liabilities of the CitiSelect 400 Fund pursuant to a plan of reorganization approved by CitiSelect 400 Fund shareholders on October 2, 2000. Total shares issued by the Fund and the total net assets of the CitiSelect 400 Fund and the Fund on the date of transfer were as follows:

                    Shares Issued Total Net Assets of Total Net Assets
                       by the             the              of the
   Acquired Fund        Fund      CitiSelect 400 Fund       Fund
-----------------------------------------------------------------------
CitiSelect 400 Fund   4,965,062       $87,429,231      $2,017,199,848
----------------------------------------------------------------------

The total net assets of the CitiSelect 400 Fund before acquisition included unrealized depreciation of $12,450,296. Total net assets of the Fund immediately after the transfer were $2,104,647,155. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

10.Shares of Beneficial Interest

At June 30, 2001, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

At June 30, 2001, total paid-in capital amounted to the following for each class:

                        Class A      Class B      Class L     Class O     Class Y
-------------------------------------------------------------------------------------
Total Paid-in Capital $964,477,944 $654,407,631 $81,125,601 $51,362,410 $109,570,916
------------------------------------------------------------------------------------

31 Smith Barney Premium Total Return Fund | 2001 Semi-Annual Report to
                                 Shareholders

Transactions in shares of each class were as follows:

                                          Six Months Ended               Year Ended
                                            June 30, 2001             December 31, 2000
                                     --------------------------  --------------------------
                                       Shares        Amount        Shares        Amount

---------------------------------------------------------------------------------------------
Class A
Shares sold                           11,802,520  $ 192,416,497   10,888,926  $ 193,319,869
Shares issued on reinvestment            830,749     13,539,809    5,801,577     97,512,714
Net asset value of shares issued
 in connection with the transfer
 of CitiSelect 400 Fund's net assets          --             --    4,937,808     86,952,909
Shares reacquired                     (4,713,141)   (76,959,392) (11,450,691)  (202,817,533)
-------------------------------------------------------------------------------------------
Net Increase                           7,920,128  $ 128,996,914   10,177,620  $ 174,967,959

---------------------------------------------------------------------------------------------
Class B
Shares sold                            3,254,498  $  52,506,837    2,395,792  $  41,603,701
Shares issued on reinvestment            858,760     13,888,385    9,863,992    165,830,547
Net asset value of shares issued
 in connection with the transfer
 of CitiSelect 400 Fund's net assets          --             --       27,254        476,322
Shares reacquired                    (15,082,371)  (243,728,772) (39,195,357)  (692,467,016)
-------------------------------------------------------------------------------------------
Net Decrease                         (10,969,113) $(177,333,550) (26,908,319) $(484,556,446)

---------------------------------------------------------------------------------------------
Class L
Shares sold                            2,522,121  $  40,954,521    1,037,818  $  17,901,848
Shares issued on reinvestment             42,967        695,413      210,862      3,508,565
Shares reacquired                       (211,654)    (3,405,550)    (512,440)    (9,022,721)
-------------------------------------------------------------------------------------------
Net Increase                           2,353,434  $  38,244,384      736,240  $  12,387,692

---------------------------------------------------------------------------------------------
Class O
Shares sold                               31,038  $     500,859       59,447  $   1,048,433
Shares issued on reinvestment             35,770        578,761      368,885      6,194,850
Shares reacquired                       (184,320)    (2,973,006)  (1,167,469)   (20,639,697)
-------------------------------------------------------------------------------------------
Net Decrease                            (117,512) $  (1,893,386)    (739,137) $ (13,396,414)

---------------------------------------------------------------------------------------------
Class Y
Shares sold                              311,195  $   5,156,268      614,429  $  10,526,858
Shares reacquired                        (11,339)      (189,989)    (452,683)    (8,279,831)
-------------------------------------------------------------------------------------------
Net Increase                             299,856  $   4,966,279      161,746  $   2,247,027

---------------------------------------------------------------------------------------------

32 Smith Barney Premium Total Return Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Financial Highlights


For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares                        2001/(1)(2)/     2000/(2)/     1999/(2)/     1998/(2)/     1997/(2)/    1996/(2)(3)/

----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  Period                              $16.19           $18.07        $21.38        $22.19        $19.14        $17.40
----------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(5)/            0.36             0.83          0.54          0.33          0.39          0.16
  Net realized and unrealized gain
   (loss)/(5)/                         (0.26)            0.29          0.50          1.00          4.29          2.21
----------------------------------------------------------------------------------------------------------------------------
Total Income From Operations            0.10             1.12          1.04          1.33          4.68          2.37
----------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                (0.39)           (0.77)        (0.49)        (0.25)        (0.38)        (0.16)
  Net realized gains                   (0.28)           (2.23)        (3.86)        (1.89)        (1.25)        (0.47)
----------------------------------------------------------------------------------------------------------------------------
Total Distributions                    (0.67)           (3.00)        (4.35)        (2.14)        (1.63)        (0.63)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period      $  15.62         $  16.19      $  18.07      $  21.38      $  22.19      $  19.14
----------------------------------------------------------------------------------------------------------------------------
Total Return                            0.62%++          6.48%         5.37%         6.20%        25.19%        13.80%++
----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)    $859,356         $762,556      $667,303      $896,342      $833,540      $608,203
----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                              1.08%+           1.09%         1.12%         1.12%         1.11%         1.12%+
  Net investment income/(5)/            4.40+            4.71          2.63          1.48          1.89          2.05+
----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                   43%              73%           93%           43%           43%           30%
----------------------------------------------------------------------------------------------------------------------------

Class A Shares                        1996/(4)/

--------------------------------------------------
Net Asset Value, Beginning of
  Period                              $16.33
--------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(5)/            0.37
  Net realized and unrealized gain
   (loss)/(5)/                          1.98
--------------------------------------------------
Total Income From Operations            2.35
--------------------------------------------------
Less Distributions From:
  Net investment income                (0.37)
  Net realized gains                   (0.91)
--------------------------------------------------
Total Distributions                    (1.28)
--------------------------------------------------
Net Asset Value, End of Period      $  17.40
--------------------------------------------------
Total Return                           14.76%
--------------------------------------------------
Net Assets, End of Period (000s)    $534,329
--------------------------------------------------
Ratios to Average Net Assets:
  Expenses                              1.12%
  Net investment income/(5)/            2.16
--------------------------------------------------
Portfolio Turnover Rate                   58%
--------------------------------------------------

(1) For the six months ended June 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period from August 1, 1996 to December 31, 1996, which reflects a change in the fiscal year-end of the Fund.
(4) For the fiscal year August 1, 1995 through July 31, 1996.
(5) Without the adoption of the change in the accounting method discussed in
    Note 1, the ratio of net investment income to average net assets would have been 4.41%. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

33 Smith Barney Premium Total Return Fund | 2001 Semi-Annual Report to
                                 Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class B Shares                       2001/(1)(2)/     2000/(2)/   1999/(2)/   1998/(2)/   1997/(2)/ 1996/(2)(3)/   1996/(4)/
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  Period                            $16.05          $17.94      $21.26      $22.17      $19.14      $17.40       $16.33
-----------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(5)/          0.30            0.73        0.41        0.22        0.29        0.12         0.28
  Net realized and unrealized gain
   (loss)/(5)/                       (0.24)           0.28        0.52        0.99        4.28        2.21         1.99
-----------------------------------------------------------------------------------------------------------------------------
Total Income From Operations          0.06            1.01        0.93        1.21        4.57        2.33         2.27
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income              (0.34)          (0.67)      (0.39)      (0.23)      (0.29)      (0.12)       (0.29)
  Net realized gains                 (0.28)          (2.23)      (3.86)      (1.89)      (1.25)      (0.47)       (0.91)
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                  (0.62)          (2.90)      (4.25)      (2.12)      (1.54)      (0.59)       (1.20)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period      $15.49          $16.05      $17.94      $21.26      $22.17      $19.14       $17.40
-----------------------------------------------------------------------------------------------------------------------------
Total Return                          0.40%++         5.87%       4.85%       5.64%      24.55%      13.57%++     14.21%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
  (millions)                          $888          $1,097      $1,709      $3,110      $3,170      $2,355       $2,021
-----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                            1.61%+          1.61%       1.63%       1.61%       1.60%       1.54%+       1.62%
  Net investment income/(5)/          3.85+           4.19        2.02        0.99        1.39        1.63+        1.66
-----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                 43%             73%         93%         43%         43%         30%          58%
-----------------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period from August 1, 1996 to December 31, 1996, which reflects a change in the fiscal year-end of the Fund.
(4) For the fiscal year August 1, 1995 through July 31, 1996.
(5) Without the adoption of the change in the accounting method discussed in
    Note 1, those amounts would have been $0.31, $(0.25) and 3.86% for net investment income, net realized and unrealized loss and ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.



34 Smith Barney Premium Total Return Fund | 2001 Semi-Annual Report to
                                 Shareholders

For a share of each class of beneficial interest outstanding throughout the period ended December 31, unless otherwise noted:

Class L Shares           2001/(1)(2)/ 2000/(2)/ 1999/(2)/ 1998/(2)(3)/
-----------------------------------------------------------------------
Net Asset Value,
  Beginning of Period       $16.08     $17.97    $21.29      $23.06
-----------------------------------------------------------------------
Income (Loss) From
  Operations:
  Net investment
   income/(4)/                0.28       0.66      0.40        0.06
  Net realized and
   unrealized gain
   (loss)/(4)/               (0.24)      0.30      0.48       (0.01)
-----------------------------------------------------------------------
Total Income From
  Operations                  0.04       0.96      0.88        0.05
-----------------------------------------------------------------------
Less Distributions From:
  Net investment income      (0.32)     (0.62)    (0.34)      (0.00)*
  Net realized gains         (0.28)     (2.23)    (3.86)      (1.82)
-----------------------------------------------------------------------
Total Distributions          (0.60)     (2.85)    (4.20)      (1.82)
-----------------------------------------------------------------------
Net Asset Value, End of
  Period                    $15.52     $16.08    $17.97      $21.29
-----------------------------------------------------------------------
Total Return                  0.26%++    5.58%     4.60%       0.36%++
-----------------------------------------------------------------------
Net Assets, End of
  Period (000s)            $68,094    $32,718   $23,318     $25,471
-----------------------------------------------------------------------
Ratios to Average Net
  Assets:
  Expenses                    1.88%+     1.87%     1.88%       1.82%+
  Net investment
   income/(4)/                3.63+      3.91      1.93        0.55+
-----------------------------------------------------------------------
Portfolio Turnover Rate         43%        73%       93%         43%
-----------------------------------------------------------------------

(1) For the six months ended June 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period from June 15, 1998 (inception date) to December 31, 1998.
(4) Without the adoption of the change in the accounting method discussed in
    Note 1, those amounts would have been $0.29, $(0.25) and 3.64% for net investment income, net realized and unrealized loss and ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
*   Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

35 Smith Barney Premium Total Return Fund | 2001 Semi-Annual Report to
                                 Shareholders

For a share of each class of beneficial interest outstanding throughout the period ended December 31, unless otherwise noted:

Class O Shares           2001/(1)(2)/    2000/(2)/   1999/(2)/    1998/(2)(3)/    1997/(2)/    1996/(2)(4)/     1996/(5)/
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period       $16.07         $17.95      $21.28       $22.18          $19.15          $17.41        $16.33
-------------------------------------------------------------------------------------------------------------------------
Income (Loss) From
  Operations:
  Net investment
   income/(6)/                0.31           0.74        0.42         0.23            0.30            0.12          0.29
  Net realized and
   unrealized gain
   (loss)/(6)/               (0.25)          0.29        0.51         0.99            4.28            2.21          1.99
-------------------------------------------------------------------------------------------------------------------------
Total Income From
  Operations                  0.06           1.03        0.93         1.22            4.58            2.33          2.28
-------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income      (0.35)         (0.68)      (0.40)       (0.23)          (0.30)          (0.12)        (0.29)
  Net realized gains         (0.28)         (2.23)      (3.86)       (1.89)          (1.25)          (0.47)        (0.91)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions          (0.63)         (2.91)      (4.26)       (2.12)          (1.55)          (0.59)        (1.20)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of
  Period                    $15.50         $16.07      $17.95       $21.28          $22.18          $19.15        $17.41
-------------------------------------------------------------------------------------------------------------------------
Total Return                  0.36%++        5.97%       4.83%        5.69%          24.60%          13.58%++      14.30%
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of
  Period (000s)            $38,200        $41,490     $59,629     $108,576         $93,676         $42,637       $31,044
-------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net
  Assets:
  Expenses                    1.60%+         1.58%       1.60%        1.59%           1.56%           1.55%+        1.59%
  Net investment
   income/(6)/                3.87+          4.22        2.05         1.02            1.41            1.61+         1.68
-------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate         43%            73%         93%          43%             43%             30%           58%
-------------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) On June 12, 1998, Class C shares were renamed Class O shares.
(4) For the period from August 1, 1996 to December 31, 1996, which reflects a change in the fiscal year-end of the Fund.
(5) For the fiscal year August 1, 1995 through July 31, 1996.
(6) Without the adoption of the change in the accounting method discussed in
    Note 1, the ratio of net investment income to average net assets would have been 3.88%. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

36 Smith Barney Premium Total Return Fund | 2001 Semi-Annual Report to
                                 Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class Y Shares                   2001/(1)(2)/    2000/(2)/   1999/(2)/  1998/(2)/    1997/(2)/   1996/(2)(3)/         1996/(4)/
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period               $16.36         $18.22      $21.49     $22.24       $19.17         $17.42            $17.57
---------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(5)/           0.38           0.90        0.64       0.40         0.47           0.17              0.19
 Net realized and unrealized
   gain (loss)/(5)/                  (0.26)          0.28        0.48       1.01         4.29           2.23              0.33
---------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations          0.12           1.18        1.12       1.41         4.76           2.40              0.52
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income               (0.42)         (0.81)      (0.53)     (0.27)       (0.44)         (0.18)            (0.21)
 Net realized gains                  (0.28)         (2.23)      (3.86)     (1.89)       (1.25)         (0.47)            (0.46)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                  (0.70)         (3.04)      (4.39)     (2.16)       (1.69)         (0.65)            (0.67)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period      $15.78         $16.36      $18.22     $21.49       $22.24         $19.17            $17.42
---------------------------------------------------------------------------------------------------------------------------------
Total Return                          0.75%++        6.81%       5.72%      6.56%       25.61%         13.95%++           2.93%++
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)   $81,819        $79,899     $86,047    $77,210      $50,882        $26,585           $13,192
---------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                             0.77%+         0.77%       0.77%      0.76%        0.76%          0.80%+            0.87%+
 Net investment income/(5)/           4.70+          5.05        3.08       1.82         2.22           2.36+             2.24+
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                 43%            73%         93%        43%          43%            30%               58%
---------------------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period from August 1, 1996 to December 31, 1996, which reflects a change in the fiscal year-end of the Fund.
(4) For the period from February 7, 1996 (inception date) to July 31, 1996.
(5) Without the adoption of the change in the accounting method discussed in
    Note 1, the ratio of net investment income to average net assets would have been 4.71%. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

37 Smith Barney Premium Total Return Fund | 2001 Semi-Annual Report to
                                 Shareholders

                                 SMITH BARNEY
                           PREMIUM TOTAL RETURN FUND




TRUSTEES                    INVESTMENT ADVISER
Lee Abraham                 Smith Barney Fund
Allan J. Bloostein          Management LLC
Jane F. Dasher
Donald R. Foley             DISTRIBUTOR
Richard E. Hanson, Jr.      Salomon Smith Barney Inc.
Paul Hardin
Heath B. McLendon, Chairman CUSTODIAN
Roderick C. Rasmussen       PFPC Trust Company
John P. Toolan
                            TRANSFER AGENT
OFFICERS                    Citi Fiduciary Trust Company
Heath B. McLendon           125 Broad Street, 11th Floor
President and               New York, New York 10004
Chief Executive Officer
                            SUB-TRANSFER AGENT
Lewis E. Daidone            PFPC Global Fund Services
Senior Vice President       P.O. Box 9699
and Treasurer               Providence, Rhode Island
                            02940-9699
Ross S. Margolies
Investment Officer

Anthony Pace
Controller

Christina T. Sydor
Secretary

   Smith Barney Premium Total Return Fund




 This report is submitted for the general information of shareholders of Smith Barney Income Funds -- Smith Barney Premium Total Return Fund. It is not for distribution to prospective investors unless accompanied by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information. If used as sales material after September 30, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY PREMIUM TOTAL RETURN FUND
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